                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

      Filed by the Registrant  /X/
      Filed by a Party other than the Registrant / /
      Check the appropriate box:
      / / Preliminary Proxy Statement       / / Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
      /X/ Definitive Proxy Statement
      / / Definitive Additional Materials
      / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   T-HQ, Inc.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant))

Payment of Filing Fee (Check the appropriate box):
      /X/ No fee required
      / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

      (1) Title of each class of securities to which transaction applies:

          Not applicable.

      (2) Aggregate number of securities to which transactions applies:

          Not applicable.

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          Not applicable.

      (4) Proposed maximum aggregate value of transaction:

          Not applicable.

      (5) Total fee paid:

          Not applicable


      / / Fee paid previously with preliminary materials:



      / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

          Not applicable.

      (2) Form, Schedule or Registration Statement no.:

          Not applicable.

      (3) Filing Party:

          Not applicable

      (4) Date Filed:

          Not applicable.

                             [T-HQ INC. LETTERHEAD]



                                                                     May 8, 1997

Dear Fellow Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of T-HQ, Inc. scheduled to be held on Tuesday, June 24, 1997 at 9:00 A.M., Los Angeles time, at the Warner Center Hilton, 6360 Canoga Avenue, Woodland Hills, California. Your Board of Directors and management look forward to greeting personally those shareholders able to attend.

         At the meeting, shareholders will be asked to elect six directors to the Board of Directors of the Company and to consider and act upon proposals to change the Company's state of incorporation from New York to Delaware and to adopt the 1997 Stock Option Plan of the Company. Information regarding these matters is set forth in the accompanying Notice of 1997 Annual Meeting of Shareholders and Proxy Statement to which you are urged to give your prompt attention.

         It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend, please take a moment to sign, date and promptly mail your proxy in the enclosed prepaid envelope. This will not limit your right to vote in person should you wish to attend the meeting.

         We are quite pleased with the Company's recent financial performance and appreciate your continued support and interest in T-HQ, Inc.


Yours Very Truly,



Brian J. Farrell
Chairman of the Board and
Chief Executive Officer

                                     [LOGO]

                          5016 NORTH PARKWAY CALABASAS
                           CALABASAS, CALIFORNIA 91302

                 NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 24, 1997

To the Shareholders of T-HQ, Inc.:

The 1997 Annual Meeting of Shareholders of T-HQ, Inc., a New York corporation (the "Company"), will be held at the Warner Center Hilton, 6360 Canoga Avenue, Woodland Hills, California on Tuesday, June 24, 1997, at 9:00 a.m. (Los Angeles time) for the following purposes:

         1. To elect six directors to serve until the next annual meeting and until their successors are elected and qualify. The persons nominated by the Board of Directors are described in the attached Proxy Statement.

         2. To consider and take action on a proposal to change the state of incorporation of the Company from New York to Delaware.

         3. To consider and act upon the recommendation of the Board of Directors to adopt the Company's 1997 Stock Option Plan.

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Shareholders of record at the close of business on May 8, 1997 are entitled to notice of and to vote at the 1997 Annual Meeting of Shareholders and any adjournment thereof.

                            By the order of the Board of Directors


                                        Deborah A. Lake
                                           Secretary
Calabasas, California
May 8, 1997

THE COMPANY URGES THAT AS MANY SHAREHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING. CONSEQUENTLY, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, AND THEN FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY TO THE COMPANY IN THE ENCLOSED ENVELOPE. IF YOU ARE PRESENT IN PERSON AT THE MEETING, YOU MAY VOTE IN PERSON AT THE MEETING. YOU MAY VOTE IN PERSON REGARDLESS OF HAVING SENT IN YOUR PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING AND YOUR PROMPTNESS WILL ASSIST US IN PREPARATION FOR THE MEETING. YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

                                     [LOGO]

                                ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 24, 1997

                                ----------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of T-HQ, Inc., a New York corporation, of proxies to be voted at the 1997 Annual Meeting of Shareholders (the "Meeting") to be held at the Warner Center Hilton, 6360 Canoga Avenue, Woodland Hills, California, on June 24, 1997 at 9:00 a.m. (Los Angeles time) and at any adjournment thereof, and for the purposes set forth in the foregoing Notice of Meeting. All properly executed proxies in the accompanying form received by the Company prior to the Meeting will be voted at the Meeting. Any proxy may be revoked at any time before it is exercised by giving notice in writing to the Secretary of the Company, by granting a proxy bearing a later date or by voting in person at the Meeting.

         One of the purposes of the Meeting is to consider and take action on a proposal to change the state of incorporation of T-HQ, Inc. ("T-HQ New York") from New York to Delaware by merging T-HQ New York with and into THQ Inc., a Delaware corporation that is a wholly owned subsidiary of T-HQ New York ("THQ Delaware"). As used in this Proxy Statement, the term the "Company" means T-HQ New York prior to such merger and THQ Delaware after such merger.

         The Company expects to mail this Proxy Statement together with a proxy, the Notice of Annual Meeting of Shareholders and the Company's annual report to its shareholders on or about May 9, 1997.

         The mailing address of the Company is 5016 North Parkway Calabasas, Suite 100, Calabasas, California 91302.

    YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

                THE DATE OF THIS PROXY STATEMENT IS MAY 8, 1997.

                                  INTRODUCTION

MATTERS TO BE CONSIDERED

         At the Meeting, the shareholders of the Company will consider and vote upon (1) the election of six directors, (2) a proposal to change the state of incorporation of the Company from New York to Delaware (the "Reincorporation Proposal"), (3) a proposal by the Board of Directors to adopt the Company's 1997 Stock Option Plan (the "Stock Option Proposal") providing for the issuance of options covering up to 650,000 shares of the Company's common stock, $0.0001 par value (the "Common Stock"), to officers, other employees, non-employee directors, consultants and advisors of the Company, and (4) such other business as may properly come before the Meeting and any adjournment thereof.

VOTING RIGHTS AND VOTE REQUIRED

         The Board of Directors has fixed May 8, 1997, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. At the close of business on May 8, 1997, there were outstanding and entitled to vote 6,489,582 shares of Common Stock of the Company (the "Shares").

         A majority of the outstanding Shares must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. The record holder of each Share entitled to vote at the Meeting will have one vote for each Share so held on all matters that may come before the Meeting.

         Directors are elected by the affirmative vote of the holders of a majority of the outstanding Shares represented at the Meeting.

         Approval of the Reincorporation Proposal requires the affirmative vote of two-thirds of the outstanding Shares. In the event the Reincorporation Proposal is approved, T-HQ New York will merge with and into its wholly owned subsidiary THQ Delaware, with THQ Delaware as the surviving corporation. As a result, the Certificate of Incorporation of the Company will be in the form attached as Appendix B hereto, and each holder of Shares will become a holder of an equal number of shares of common stock, no par value, of THQ Delaware. Moreover, the six directors elected at the Meeting will become the directors of THQ Delaware. See "Reincorporation Proposal: To Change the State of Incorporation from New York to Delaware."

         Approval of the Stock Option Proposal requires the affirmative vote of the holders of a majority of the outstanding Shares represented at the Meeting.

         In the event that the votes necessary to approve the Reincorporation Proposal and the Stock Option Proposal have not been obtained, the Company may, in its discretion, adjourn the Meeting from time to time to permit solicitation of additional proxies.

VOTING OF PROXIES

         A proxy submitted by a shareholder may indicate that all or a portion of the Shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote Shares held in street name on certain matters in the absence of instructions from the beneficial owner of such Shares. The Shares subject to any such proxy which are not voted with respect to a particular matter (the "non-voted Shares") and abstentions will be considered Shares not present and entitled to vote on such matter, although such Shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Accordingly, non-voted Shares and abstentions on the Election of Directors, Reincorporation Proposal and Stock Option Plan Proposal will not affect the outcome on the vote upon the approval of such Proposals.

         The Shares represented by all properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the Shares represented by any properly executed proxy will be voted FOR the election of the nominees listed below under "Election of Directors," FOR the Reincorporation Proposal and FOR the Stock Option Proposal.

         The Board of Directors is not aware of any matters which will come before the Meeting other than as described above. However, if such matters are presented, the named proxies will, in the absence of instruction to the contrary, vote such proxies in accordance with the judgment of such named proxies with respect to any other matter.

REVOCABILITY OF PROXIES

         Any shareholder may revoke such shareholder's proxy at any time prior to its use by filing with the Secretary of the Company an instrument of revocation or a valid proxy bearing a later date, or by attending the meeting and voting in person.

SOLICITATION OF PROXIES

         The Company will bear all costs in connection with the solicitation of proxies for the Meeting. Proxies may be solicited by any appropriate means by directors, officers and regular employees of the Company, who will receive no additional compensation therefor. In addition to the use of the mails, solicitation may be made by employees of the Company personally or by mail or telephone, telecopier or other appropriate means of communication. The Company has engaged the services of D.F. King & Co., Inc. to solicit proxies and to assist in the distribution of proxy materials for a fee of $7,500, plus reimbursement of reasonable out-of-pocket expenses. The Company intends to request brokerage houses, custodians, nominees and others who hold stock in their names to solicit proxies from the persons who own stock, and such brokerage houses, custodians, nominees and others will be reimbursed for their out-of-pocket expenses and reasonable clerical expenses.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

         Pursuant to the By-Laws of the Company, the number of directors constituting the full Board of Directors has been fixed by the Board at six. Accordingly, action will be taken at the meeting to elect a Board of six directors to serve until the next Annual Meeting of Shareholders and until their respective successors shall be duly elected and shall qualify. It is the intention of the persons named in the accompanying form of proxy, unless shareholders otherwise specify by their proxies, to vote for the election of the nominees named below, each of whom is now a director. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve, as a director. Should any of the nominees be unable or unwilling to serve it is intended that the proxies will be voted for the election of a substitute nominee or nominees selected by the Board of Directors.

         In the event the Reincorporation Proposal is approved by the shareholders and becomes effective, the directors elected at the Meeting will serve as directors of THQ Delaware.

         Set forth below is the name, age, principal occupation during the past five years and other information concerning each nominee as of April 2, 1997.

       Name              Age        Position
       ----              ---        --------
Brian J. Farrell         43         Director, President and Chief Executive Officer
Lawrence Burstein        54         Director
L. Michael Haller        53         Director, Senior Vice President
Bruce Jagid              57         Director
Jeffrey C. Lapin         40         Director
James L. Whims           42         Director


         BRIAN J. FARRELL has been the Company's President and Chief Executive Officer since January 1995. Between October 1992 and January 1995, Mr. Farrell was the Executive Vice President and Chief Operating Officer of the Company. From July 1991 to October 1992, Mr. Farrell served as the Vice President, Chief Financial Officer and Treasurer of the Company. Mr. Farrell has been a director of the Company since March 1993. Prior to joining the Company, Mr. Farrell was Vice President and Chief Financial Officer of Hotel Investors Trust, currently known as Starwood Lodging Trust, a real estate investment trust ("Starwood"). Mr. Farrell was employed by Deloitte Haskins & Sells, a predecessor of Deloitte & Touche LLP, an international accounting firm and the Company's current auditors ("Deloitte"), from 1978 to 1984 and is a certified public accountant.

         LAWRENCE BURSTEIN has been a director of the Company since July 1991. Since March 1996, Mr. Burstein has been President, Director and shareholder of Unity Venture Capital Associates Ltd., a private investment company. Since October 1982, Mr. Burstein has been Chairman of the Board and a principal stockholder of Trinity Capital Corporation, a private investment company. Mr. Burstein is a director of U.S. Communications, Inc., Brazil Fast Food Corp., CAS Medical Systems, Inc., Unity First Acquisition Corp. and Medical Nutrition Inc.

         L. MICHAEL HALLER has been a director of the Company and the Company's Senior Vice President since December 1995. Between January and December 1995, Mr. Haller was a consultant to the Company. For more than five years prior to 1995, Mr. Haller was an agent of and consultant to companies in the interactive entertainment business, principally representing Kodansha Ltd., Japan's leading publisher of literature, magazines and comics. Mr. Haller is also a director of Pacific Advisors Fund, Inc.

         BRUCE JAGID has been a director of the Company since April 1995. Since March 1991, Mr. Jagid has served as the Chairman of the Board of Ultralife Batteries, Inc. ("Ultralife") a manufacturer of lithium batteries. Since January 1992, Mr. Jagid has served as Chief Executive Officer of Ultralife.

         JEFFREY C. LAPIN has been a director of the Company since April 1995. Mr. Lapin has been the President and Chief Operating Officer of House of Blues, Inc. Hospitality and Executive Vice President of House of Blues, Inc. Entertainment since July 1996. From January 1995 to June 1996, Mr. Lapin was the President and Chief Operating Officer of Starwood. From May 1991 to January 1995, Mr. Lapin was the President and Chief Executive Officer of Starwood. Mr. Lapin was a Vice President of Starwood from January 1988 to May 1991, Secretary from September 1986 to May 1991, and served as Trustee of Starwood from September 1992 to June 1996. Prior to his employment by Starwood, Mr. Lapin was an attorney at Mitchell, Silberberg & Knupp in Los Angeles.

         JAMES L. WHIMS has been a director of the Company since April, 1997. Since 1996, Mr. Whims has been a partner at Techfarm, a venture capital firm concentrating on high-technology enterprises. From 1994 to 1996, Mr. Whims was Executive Vice President of Sony Computer Entertainment of America. From 1990 to 1994, Mr. Whims was Executive Vice President of The Software Toolworks, Inc.

         There are no family relationships between any of the Company's directors and officers.

         Directors are elected annually by the shareholders and hold office until the next annual meeting and until their respective successors are elected and qualified. Executive officers are elected by the Board of Directors and hold office until their respective successors are elected and qualified.

THE COMMITTEES

         The Company has an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board of Directors does not have a Nominating Committee, and the usual functions of such committee are performed by the entire Board of Directors.

         AUDIT COMMITTEE. The functions of the Audit Committee include recommendations to the Board of Directors with respect to the engagement of the Company's independent certified public accountants and the review of the scope and effect of the audit engagement. During 1996, the full Board of Directors met to perform such functions in lieu of the Audit Committee. The Audit Committee's current members are Messrs. Lapin and Jagid.

         COMPENSATION COMMITTEE. The function of the Compensation Committee is to make recommendations to the Board with respect to compensation of management employees. In addition, the Compensation Committee makes recommendations to the Stock Option Committee with respect to grants of options to management employees and administers plans and programs relating to employee benefits, incentives and compensation. During 1996, the full Board of Directors met to perform such functions in lieu of the Compensation Committee. The Compensation Committee's current members are Messrs. Burstein and Lapin.

         STOCK OPTION COMMITTEE. The Stock Option Committee determines the persons to whom options should be granted under the Company's stock option plan and the number of options to be granted to each person. The Stock Option Committee, whose current members are Messrs. Burstein and Jagid met once during 1996. The full Board of Directors met to determine additional option grants in lieu of the Stock Option Committee at other times in 1996.

MEETINGS OF THE BOARD OF DIRECTORS

         In 1996, there were five meetings of the Board of Directors held in person or by conference telephone call. Each director of the Company in 1996 attended at least 80% of the meetings held.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         The directors and executive officers of the Company, and the owners of more than 10 percent of the Company's outstanding Common Stock, are required to file reports with the Securities and Exchange Commission and with NASDAQ, reporting changes in the number of Shares beneficially owned by them. Such reports are required to be filed within ten days after such person first becomes an executive officer, director or beneficial owner of more than 10 percent of the Common Stock, to report the number of shares beneficially owned by such person (Form 3); within ten days after the end of the calendar month when there is a change in the number of shares beneficially owned (Form 4); and within forty-five days after the close of a calendar year reconciling all changes in beneficial ownership of the Common Stock made during such calendar year (Form
5). To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, all such Forms 3, 4 and 5 were timely filed during 1996.

EXECUTIVE OFFICERS

         The Company's executive officers include Messrs. Farrell and Haller and Ms. Deborah Lake. Information with respect to Messrs. Farrell and Haller is located elsewhere in this Proxy Statement. All executive officers of the Company are appointed by and serve at the discretion of the Board of Directors.

         DEBORAH A. LAKE, 29, has been the Vice President-Finance and Administration, Treasurer and Secretary of the Company since September 1996. Ms. Lake is responsible for information systems, financial reporting and internal controls. From August 1995 to August 1996, Ms. Lake was Chief Financial Officer of MCL Distributing, Inc., a company engaged in produce sales and distribution. Between June 1991 and August 1995, Ms. Lake rendered services to the Company in a number of capacities, including serving as Vice President-Finance and Administration from January 1995 until August 1995. Previously, Ms. Lake was employed by Deloitte as a management consultant.

KEY EMPLOYEES

         The following persons, although not executive officers of the Company, are regarded by the Company's management as key employees:

         GERMAINE GIOIA, 36, has been Vice President-Marketing since December 1995 and has been employed by the Company since November 1993. Ms. Gioia served as Director of Corporate Communications at CIC, a software company, from 1991 to 1993. From 1989 to 1991, Ms. Gioia was employed by LucasArts Entertainment Company in corporate marketing.

         ALISON LOCKE, 42, the Company's Senior Vice President-Sales, is responsible for sales in North America. Ms. Locke has been employed by the Company since February 1991. Previously, Ms. Locke served as Vice President of Computer Product and Nintendo Game Sales of Data East USA Incorporated, an interactive entertainment company and in various sales capacities with Activision Inc. and Broderbund Software Inc.

         STEVE RYNO, 31, has been Vice President-Product Development of the Company since December 1995. From June 1993 to December 1995, Mr. Ryno was the Company's Director of Product Development. Mr. Ryno was also the Director of Product Development of Black Pearl Software from 1993 until its acquisition by the Company. From 1988 to 1993, Mr. Ryno was employed as an executive producer at Atari Corporation. Mr. Ryno also previously served as an editor of Electronic Gaming Monthly.

         KAREN SHILLCOCK, 40, has been Managing Director of T-HQ International Ltd. (a subsidiary of the Company) and responsible for the Company's European operations since October 1995. From March 1993 to September 1995, Ms. Shillcock was the Advertising and Public Relations Director of Columns Ltd., an advertising agency. From October 1991 to February 1993, Ms. Shillcock was an Associate Director at KPR Public Relations. Previously, Ms. Shillcock was the Head of Business Development at TMD Carat Advertising, Ltd.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

         The following table sets forth information as to all persons who, to the knowledge of the Company are the beneficial owners of 5% or more of the outstanding Shares of Common Stock as of April 2, 1997.

NAME AND ADDRESS OF               AMOUNT AND NATURE OF
BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP     PERCENT OF CLASS
----------------                  --------------------     ----------------
Wisdom Tree Associates, LP              665,000                 10.3%
333 Seventh Avenue, 5th Floor
New York, NY  10001

----------------
(1) Based on information set forth in Amendment No. 4 to the Schedule 13D dated September 3, 1996 and filed with the Securities and Exchange Commission (the "Commission") by Wisdom Tree Associates, L.P. and its affiliates, Jonathan L. Steinberg, Wisdom Tree Capital Management Inc. and Wisdom Tree Offshore, Ltd.

BENEFICIAL OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information as to the Shares of Common Stock beneficially owned by each director and executive officer named in the Summary Compensation Table and by all executive officers and directors of the Company as a group as of April 2, 1997.

                                                        AMOUNT AND
                                                          NATURE          PERCENT
                                                      OF BENEFICIAL         OF
NAME AND ADDRESS                                        OWNERSHIP          CLASS
------------------------------------                  -------------       -------
Brian J. Farrell(1)                                     214,000(2)          3.2%
Lawrence Burstein(1)                                     66,184(3)          1.0%
Bruce Jagid(1)                                           42,000(4)          *
Jeffrey C. Lapin(1)                                      42,000(4)          *
L. Michael Haller(1)                                     30,834(5)          *
James L. Whims(1)                                             0             *
Deborah A. Lake(1)                                       36,608(6)          *
All Directors and Executive Officers                    431,626(7)          6.3%
as a group (7 persons)

----------
*     Less than 1%.


(1) The address for each individual is c/o T-HQ, Inc., 5016 North Parkway Calabasas, Calabasas, California 91302.

(2) Includes 206,667 Shares issuable upon exercise of options exercisable within 60 days and 1,333 Shares issuable upon exercise of a warrant.

(3) Includes 2,400 Shares owned by Mr. Burstein's wife, as to which Mr. Burstein disclaims beneficial ownership, and 43,334 Shares issuable upon exercise of options exercisable within 60 days.

(4) Includes 40,000 Shares issuable upon exercise of options exercisable within 60 days.

(5) Consists of 30,834 Shares issuable upon exercise of options exercisable within 60 days.

(6) Includes 33,333 Shares issuable upon exercise of options exercisable within 60 days.

(7) Includes an aggregate of 394,168 Shares issuable upon exercise of options within 60 days and 1,333 Shares issuable upon exercise of a warrant.

DIRECTOR COMPENSATION

         Directors who are also employees and officers of the Company are not paid any compensation for service as directors, including attendance at Board meetings or committee meetings. Commencing in 1997, non-employee directors of the Company are compensated by cash payments comprised of $12,000, plus $1,500 for attendance at each Board meeting held in person and $500 for attendance at each Board meeting held by telephone, and the grant of options pursuant to the Company's Amended and Restated 1990 Stock Option Plan (the "1990 Stock Option Plan") and, if adopted, the Company's 1997 Stock Option Plan. The 1990 Stock Option Plan provides for the annual grant to each non-employee director of the Company of options to purchase 2,500 shares of Common Stock on the first day of each fiscal quarter at an exercise price per share equaling the market price of a share of Common Stock on the date of each grant. The proposed 1997 Stock Option Plan provides for the same quarterly grants.

         During 1996, each of the non-employee directors received grants under the Company's 1990 Stock Option Plan of options exercisable for 10,000 Shares of Common Stock. As of April 2, 1997, the aggregate number of Shares of Common Stock for which options granted to each non-employee director are: Mr. Burstein, 43,334 shares; Mr. Jagid, 40,000 shares; and Mr. Lapin, 40,000 shares.

                             EXECUTIVE COMPENSATION

         The following tables set forth the Company's (i) executive compensation paid during the last three years, (ii) options granted in 1996 and (iii) aggregate option exercises in 1996 for the Chief Executive Officer and the other most highly compensated executive officers of the Company whose cash compensation exceeded $100,000 in 1996 (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                          -------------------------------
                                           ANNUAL COMPENSATION                  AWARDS             PAYOUT
                                  --------------------------------------- -----------------------  ------
                                                             OTHER        RESTRICTED    SHARES
     NAME AND                                                ANNUAL         STOCK     UNDERLYING    LTIP    ALL OTHER
PRINCIPAL POSITION       YEAR     SALARY(1)      BONUS   COMPENSATION(2)    AWARDS     OPTIONS(3)  PAYOUT  COMPENSATION
------------------       ----     ---------     -------  ---------------  ----------  -----------  ------  ------------
Brian J. Farrell         1996     $233,519      $85,912      $9,000           --      200,000(4)     --      $6,000(5)
 President and Chief     1995     $233,519      $21,812      $9,000           --      140,000(4)     --      $6,000(6)
 Executive Officer       1994     $186,309         --        $9,000           --       20,000(4)     --      $8,846(7)

L. Michael Haller        1996     $119,631      $25,000        --             --        7,500(8)     --      $  369(9)
 Senior Vice             1995     $  7,385      $10,000        --             --       55,000(8)     --        --
 President               1994         --  (10)     --          --             --         --          --        --


----------


(1) Included in each Named Executive's salary are amounts that were deferred by such Named Executive pursuant to the Company's Defined Contribution Plan.

(2) Amounts shown do not include amounts expended by the Company pursuant to plans (including group life and health) that do not discriminate in scope, terms or operation in favor of executive officers or directors of the Company and that are generally available to all salaried employees. The value of such benefits did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for any individual named.

(3) All share figures reflect the Reverse Split effective as of February 15, 1995.

(4) In February 1994, all options previously granted to Mr. Farrell were repriced. Mr. Farrell was also granted an option at such time to purchase an additional 4,624 shares of Common Stock. In February 1995, Mr. Farrell was granted an option to purchase 140,000 shares of Common Stock at an exercise price of $3.06 per share. In August 1996, Mr. Farrell was granted an option to purchase 200,000 shares of Common Stock at an exercise price of $5.00 per share. The exercise prices for these options is the market price on the date of grant of such options. See "Employment Agreement with Brian J. Farrell."

(5) The amount shown for 1996 reflects matching contributions in the amount of $6,000 made by the Company in accordance with the Defined Contribution Plan. This amount does not reflect special awards and payments Mr. Farrell was entitled to receive, if his employment is terminated as a result of a change in control of the Company (see "Employment Agreement with Brian J. Farrell" elsewhere in this Proxy Statement), which would have had a value of approximately $897,000, as of December 31, 1996.

(6) The amount shown for 1995 reflects matching contributions made by the Company in accordance with the Company's Defined Contribution Plan. This amount does not reflect special awards and payments Mr. Farrell was entitled to receive, if his employment had been terminated as a result of a change in control of the Company (see "Employment Agreement with Brian J. Farrell" elsewhere in this Proxy Statement), which would have had a value of approximately $598,000 as of December 31, 1995.

(7) The amount shown for 1994 reflects matching contributions made by the Company in accordance with the Company's Defined Contribution Plan. This amount does not reflect special awards and payments Mr. Farrell was entitled to receive if his employment had been terminated as a result of a change in control of the Company (see "Employment Agreement with Brian J. Farrell" elsewhere in this Proxy Statement), which would have had a value of approximately $526,000 as of December 31, 1994.

(8) In June 1995, Mr. Haller was granted an option to purchase 25,000 shares of Common Stock at an exercise price of $2.87 per share. In December 1995, Mr. Haller was granted an option to purchase an additional 30,000 shares of Common Stock at an exercise price of $3.75 per share. In May 1996, Mr. Haller was granted an option to purchase

7,500 shares of Common Stock at an exercise price of $3.50 per share. The exercise price for these options is the market price of the Common Stock on the dates of grant of such options.

(9) The amount shown for 1996 reflects matching contributions in the amount of $369 made by the Company in accordance with the Company's Defined Contribution Plan.

(10) Mr. Haller commenced employment with the Company in December 1995. Accordingly, no compensation is shown for 1994.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth the number of stock options granted to each of the Named Executives during the fiscal year 1996. In satisfaction of applicable SEC regulations, the table further sets forth the potential realizable value of such stock options in the year of their expiration at arbitrarily assumed annualized rates of stock price appreciation of five and ten percent over the full term of the stock options. The amounts shown in the table as potential realizable values for all shareholders' stock represent the corresponding 5% and 10% increases in the market value of 4,739,883 shares of Common Stock outstanding as of December 31, 1996. No gain to the Named Executives is possible without an increase in the price of the Common Stock which will benefit all shareholders proportionately. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS                            POTENTIAL REALIZABLE
                      -------------------------------------------------------              VALUE AT ASSUMED
                                      PERCENT OF         PER                                ANNUAL RATES OF
                        SHARES       TOTAL OPTIONS      SHARE                             STOCK APPRECIATION
                      UNDERLYING      GRANTED TO       EXERCISE                           FOR OPTION TERM(1)
                       OPTIONS       EMPLOYEES IN      OR BASE     EXPIRATION      -----------------------------
       NAME            GRANTED        FISCAL YEAR       PRICE        DATE               5%               10%
---------------------------------    -------------     --------    ----------      -----------       -----------
All Shareholders         n/a               n/a            n/a          n/a         $27,960,720(2)    $70,857,953(2)
Stock Appreciation

Brian J. Farrell      200,000(2)           55%           $5.00       8/28/06       $   628,895(3)    $ 1,593,742(3)

L. Michael  Haller      7,500(4)            2%           $3.50       5/6/00        $     5,657(5)    $    12,183(5)

---------

(1) For the stock options indicated, these amounts represent the exercise price multiplied by the annual appreciation rate shown compounded annually for the term of each option, less the exercise price, multiplied by the number of options granted. The dollar amounts set forth under this heading are the result of calculations at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the stock price of the Company.

(2) These figures reflect 5% and 10% appreciation of the Common Stock held as of December 31, 1996.

(3) These figures reflect 5% and 10% appreciation of these options. Mr. Farrell now holds (i) an option expiring August 28, 2006 to purchase 200,000 shares of Common Stock at an exercise price of $5.00 and (ii) an option expiring April 6, 2000 to purchase 140,000 shares of Common Stock at an exercise price of $3.06. The 5% and 10% appreciation for these options, respectively, are as follows: (i) $628,895 and $1,593,742 and (ii) $118,359 and $261,542.

(4) This figure reflects the grant of an option under the 1990 Stock Option Plan for up to 7,500 shares of Common Stock in May 1996, at an exercise price of $3.50 per share (the market price of the Common Stock on the grant date), expiring on May 6, 2000.

(5) These figures reflect 5% and 10% appreciation of these options. Mr. Haller now holds (i) an option expiring June 6, 2000 to purchase 25,000 shares of Common Stock at an exercise price of $2.87; (ii) an option expiring December 6, 2000 to purchase 30,000 shares of Common Stock at an exercise price of $3.75, and (iii) an option expiring May 6, 2000 to purchase 7,500 shares of Common Stock at an exercise price of $3.50. The 5% and 10% appreciation for these options, respectively, are as follows: (i) $19,823 and $43,804; (ii) $31,082 and $68,682; and (iii) $5,657 and $12,183.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                          NUMBER OF SHARES UNDERLYING         VALUE OF UNEXERCISED
                                             UNEXERCISED OPTIONS              IN-THE-MONEY OPTIONS
                     SHARES                   AT FISCAL YEAR-END              AT FISCAL YEAR-END(1)
                    ACQUIRED    VALUE    ----------------------------     ----------------------------
       NAME       ON EXERCISE  REALIZED  EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
-----------------------------  --------  -----------    -------------     -----------    -------------
Brian J. Farrell       --         --       160,001         179,999          $881,872        $878,928
L. Michael             --         --        28,334          34,166          $166,854        $208,896
Haller

----------

(1) Calculated based on the excess of fair market value of the Common Stock on December 31, 1996 over the respective exercise prices of the options.

EMPLOYMENT AGREEMENT WITH BRIAN J. FARRELL

         Mr. Farrell and the Company agreed to amend and restate the terms of his employment agreement effective as of December 31, 1996 (as amended and restated, the "Employment Agreement") which provides for Mr. Farrell's employment by the Company through December 31, 2001 (the "Employment Period").

         The Employment Agreement provides for an annual base salary of $300,000 in 1997, subject to annual review after 1997. For each fiscal year of the Employment Period, Mr. Farrell is entitled to an annual bonus equal to the lesser of $300,000 or 4.5% of the Company's annual net income before taxes for such year. The Company will also provide Mr. Farrell with life insurance and disability insurance during, and for 12 months after, the Employment Period.

         The Employment Agreement provides that if Mr. Farrell's employment is terminated by him voluntarily or by the Company for "cause," he will be precluded without the Company's consent during the subsequent 12 months from engaging, directly or indirectly, in any business activity that competes with the Company's business and from detrimentally affecting any relationship between the Company and, or soliciting away from the Company, any customer, supplier or employee of the Company. If the Employment Agreement is not renewed by either the Company or Mr. Farrell prior to its scheduled expiration date, the noncompetition restriction will expire on March 31, 2002.

         The Employment Agreement also provides that in the event any person or group of persons (i) acquires or obtains the right to acquire 30% or more of the Common Stock, or (ii) (a) acquires at least 10% of the Common Stock or (b) files a Schedule 13D or 13G with the Commission and the Board of Directors deems that the ownership of Common Stock by such person or group of persons would cause a material adverse impact on the Company's business (a "Change of Control"):

         1. If Mr. Farrell's employment is subsequently terminated other than for cause or if he voluntary terminates his employment within 180 days after the Change of Control, he will be entitled to receive a lump sum cash payment equal to 2.99 times the base compensation paid to him at the time of such Change of Control; and

         2. All options, warrants and other rights ("Options") held by Mr. Farrell to purchase Common Stock will immediately vest, or he will be entitled to surrender all of such Options and receive an amount in cash per share equal to the difference between the option prices of the Options surrendered and the greater of (i) the average price per share paid by the person acquiring control of the Company, (ii) the average price paid in connection with a tender offer for the

Common Stock, or (iii) the average trading price of the Common Stock on the date of termination of Mr. Farrell's employment.

         In January 1995, in consideration for his previous service to the Company, Mr. Farrell was granted an option to purchase up to 140,000 shares of Common stock at a price of $3.06 per share. In August 1996, in recognition of the Company's turnaround since Mr. Farrell's appointment as the Company's President and Chief Executive Officer and in consideration for his services rendered in those capacities, Mr. Farrell was granted an option to purchase 200,000 shares of Common Stock at a price of $5.00. The exercise prices of these options are the market prices of the Common Stock on their respective grant dates.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION; TRANSACTION WITH MANAGEMENT

         The Compensation Committee in 1996 consisted of Messrs. Burstein, Lapin and Murray Skala, a director of the Company until January 1997. In 1996, the Company paid the law firm of Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP, of which Murray Skala is a partner, $215,000 for legal services. The Company believes that the terms of such transaction were on terms comparable to those that could have been obtained from unaffiliated persons.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         This report was prepared by the Compensation Committee of the Board of Directors (the "Committee"), which is composed of independent directors who are not employees of the Company. The Committee has the responsibility for all compensation matters for the Company's executive officers. The current members of the Committee are Messrs. Burstein and Lapin.

         The Company's executive officers are responsible for the overall strategic direction and operation of the Company. Their compensation is based on the contributions made by such individuals to the accomplishment of the Company's objectives and on the results of the Company. In 1996, the Board approved the Committee's recommendation to amend and restate Mr. Farrell's employment agreement to extend its term for an additional four years at substantially the same level of compensation Mr. Farrell had been entitled to earn in 1997 under his prior employment contract. See "Employment Agreement with Brian J. Farrell." The Committee believes that ensuring Mr. Farrell's long-term commitment to the Company is in the best interest of its shareholders. In addition, Mr. Farrell's annual bonus is now equal to the lower of $300,000 and a percentage of net income earned by the Company, which is intended to align a substantial portion of Mr. Farrell's compensation with the Company's results of operations. Further, in August 1996, the Company granted Mr. Farrell an option to purchase up to 200,000 shares of Common Stock at a per share exercise price of $5.00, the per share market price on grant date. Such grant reflected the Company's financial turnaround and greatly improved financial performance.

         The other executive officers' base salaries and cash bonuses are based on the level of responsibility and the job requirements of each such position. In addition, the Committee considers compensation paid to executive officers of other companies who perform similar functions. The Committee reviews executive compensation annually based on the merit of an individual's performance and the financial performance of the Company.

         It is also a fundamental objective of the Committee to provide the Company's executive officers with an opportunity to share in the short-term and long-term success of the Company by recommending to the Stock Option Committee that the executive officers be granted options to purchase shares of Common Stock. The Committee, together with the Stock Option Committee have maintained a policy of rewarding the Company's executive officers with options each year in respect of contributions made by the executive officers to the Company for the prior fiscal year. Such annual options are granted to most of the Company's employees based on their contributions. Special option grants are also made to executive officers if in the determination of the Committee, an executive officer warrants additional compensation for such executive officer's efforts.

         As of December 31, 1996, the Named Executives had been granted options to purchase an aggregate of 402,500 shares of Common Stock. If all shares underlying such options had been exercised as of such date, they would have represented 8% of the Company's then issued and outstanding Common Stock (6% as of April 2, 1997).

                             Respectfully submitted,



                             Lawrence Burstein
                             Jeffrey C. Lapin

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

      AMONG T-HQ, INC., DOW JONES EQUITY MARKET INDEX, AND ENTERTAINMENT &
                LEISURE - RECREATIONAL PRODUCTS & SERVICES INDEX

                              [PERFORMANCE GRAPH]

                         FISCAL YEAR ENDING DECEMBER 31

                                        1990    1991    1992    1993    1994    1995    1996
                                        ----    ----    ----    ----    ----    ----    ----
THQ, Inc.                               100     1,100   700     156     125      72     125
Dow Jones Equity Market                 100       128   135     144     142     190     229
Dow Jones Entertainment & Leisure       100       116   139     172     156     196     219


         The Common Stock commenced trading at a price of $1.00 per share on August 30, 1990 under the name Trinity Acquisition Corp. The Company began operations upon the merger of T-HQ-California into the Company as of July 31, 1991. Total returns assume $100 invested on December 31, 1991 in Common Stock. Dow Jones Equity Market Index and Dow Jones Entertainment & Leisure - Recreational Products & Services Index.

     REINCORPORATION PROPOSAL: TO CHANGE THE STATE OF INCORPORATION FROM NEW
                                YORK TO DELAWARE
                                (PROPOSAL NO. 2)

         The following discussion summarizes certain aspects of the Reincorporation Proposal. This summary is not intended to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger (the "Merger Agreement") between T-HQ New York and THQ Delaware, the form of which is attached to this Proxy Statement as Appendix A and which has been unanimously approved by the Board of Directors; and the Certificate of Incorporation of THQ Delaware (the "Delaware Certificate") attached to this Proxy Statement as Appendix B.

INTRODUCTION

         General. The Company's Board of Directors has unanimously approved, and for the reasons described below, unanimously recommends that the Company's shareholders approve the Reincorporation Proposal for the purpose of changing the Company's state of incorporation from New York to Delaware.

         The Reincorporation. T-HQ New York has formed THQ Inc. a wholly-owned subsidiary incorporated under the laws of the state of Delaware. Pursuant to the Merger Agreement, T-HQ New York will be merged with and into THQ Delaware, with THQ Delaware being the surviving corporation. After the effective time of the Reincorporation (the "Effective Time") and pursuant to the Merger Agreement, each Share outstanding immediately prior to the Effective Time will be deemed to be one share of common stock, no par value per share, of THQ Delaware (the "Delaware Common Stock"), each holder of Shares will become the holder of an equal number of shares of the Delaware Common Stock, and T-HQ New York will cease to exist.

         The Reincorporation will not result in any changes in the business or assets, liabilities or net worth of THQ Delaware as compared with that of T-HQ New York prior to the Reincorporation, nor in the persons who constitute the Board of Directors and management. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF T-HQ NEW YORK TO EXCHANGE THEIR EXISTING SHARE CERTIFICATES. As with the Shares prior to the Reincorporation, upon the consummation of the Reincorporation the Delaware Common Stock will be traded in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") as a National Market Issue, and delivery of the existing shares certificates will constitute "good delivery" for transactions in the shares of the Delaware Common Stock following the Reincorporation.

         The Reincorporation is expected to become effective as soon as practicable following shareholder approval. Under applicable law and pursuant to the terms of the Merger Agreement, the Reincorporation may be abandoned by the Board of Directors prior to the Effective Time (either before or after shareholder approval) if circumstances arise which, in the opinion of the Board of Directors, make the Reincorporation inadvisable. However, the Board of Directors has no reason to believe that it might do so.

         Upon consummation of the Merger, the Delaware Certificate and By-Laws (the "Delaware By-Laws") shall be the Charter documents of the surviving entity, THQ Delaware. After the Effective Time, the Delaware Certificate and the Delaware By-Laws may be amended in accordance with their terms and Delaware law.

         AT THE EFFECTIVE TIME, THE HOLDERS OF THE SHARES WILL BECOME STOCKHOLDERS OF A COMPANY GOVERNED BY DELAWARE LAW, THE DELAWARE CERTIFICATE AND THE DELAWARE BY-LAWS. THIS WILL HAVE MATERIAL EFFECTS ON SUCH STOCKHOLDERS. See "Certain Significant Differences Between the Charter Documents of T-HQ New York and THQ Delaware" and "Certain Significant Differences Between New York and Delaware Corporation Law".

         The employee benefit plans of T-HQ New York will not be changed by the Reincorporation. Each option to purchase Shares under the stock option plans of T-HQ New York or pursuant to an option agreement and each warrant to purchase shares of T-HQ New York with T-HQ New York will be converted into an option to purchase the same number of shares of Delaware Common Stock on the same terms and conditions as in effect immediately prior to the Reincorporation, and options and rights granted under such plans and option agreements in the future will be for shares of Delaware Common Stock. Approval of the Reincorporation will constitute approval of the assumption of the plans and option agreements by THQ Delaware.

         Approval of the Reincorporation Proposal requires the affirmative vote of the holders of two-thirds of the outstanding Shares.

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REINCORPORATION PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE REINCORPORATION PROPOSAL. Proxies solicited by the Board of Directors will be voted FOR the Reincorporation Proposal unless a vote against the Reincorporation Proposal or an abstention is specifically indicated thereon.

PRINCIPAL REASONS FOR CHANGING THE STATE OF  INCORPORATION

         Historically, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised in response to the legal and business needs of corporations organized under its laws. As a result, many corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's preeminence as the state of incorporation for many major corporations, both the Delaware legislature and courts have demonstrated an ability and a willingness to act quickly to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of case law interpreting its corporate statutes than New York, and this case law advantage gives its corporate law an added measure of predictability that is crucial in a judicial system based largely on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation. Furthermore, the Delaware court system provides for the expeditious resolution of corporate disputes. Delaware has a specialized Court of Chancery which hears cases involving corporate law and lacks jurisdiction over tort or criminal cases. Moreover, appeals to the Supreme Court of Delaware in important cases can be made and decided quite rapidly. Finally, Delaware law generally provides greater protection to directors and officers from personal monetary liability.

         For a discussion of certain differences in shareholders' rights and interests and the authority of management under the New York Business Corporation Law (the "New York BCL") and the Delaware General Corporation Law (the "Delaware GCL"), see "Certain Significant Differences Between New York and Delaware Corporation Law" and "Certain Significant Differences Between the Charter Documents of T-HQ New York and THQ Delaware."

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN NEW YORK AND DELAWARE CORPORATION LAW

         The Merger will effect certain changes in the rights of shareholders as a result of differences between the New York BCL and the Delaware GCL. The provisions of the New York BCL and Delaware GCL differ in numerous respects. Summarized below are certain of the principal differences that may affect the rights and interests of shareholders and management. This summary does not purport to be a complete statement of differences affecting shareholders' rights under the New York BCL and the Delaware GCL and is subject to, and qualified in its entirety by reference to, all the provisions thereof.

         A.       Shareholder Voting and Dissenters' Rights

                  A substantial number of corporate transactions require shareholder approval in New York that do not require such approval in Delaware, and where shareholder approval is required in each state, require a greater percentage of affirmative vote in New York than Delaware. In addition, there are a variety of circumstances in which dissenting shareholders are entitled to appraisal rights in New York where such entitlement does not exist under the Delaware GCL.

                  1. Shareholder Vote Required for Certain Transactions

                     Under the New York BCL, certain mergers and consolidations and sales of all or substantially all of the assets not in the ordinary course of business may be authorized only by the vote of shareholders representing not less than two-thirds of the outstanding shares of the corporation entitled to vote thereon. Under the Delaware GCL, such transactions may be authorized by a majority vote of the shareholders entitled to vote thereon. Further, in Delaware, a vote of the stockholders of the surviving corporation is not necessary where, in the case of a merger, (i) no amendment of its certificate of incorporation is effected, (ii) each share of its stock outstanding immediately prior to the effective time is to be an identical outstanding or treasury share of the surviving corporation after the effective time, and (iii) the merger results in no more than a 20% increase in its outstanding common stock.

                  2. Dissenters' Appraisal Rights

                     Under New York Law, dissenting shareholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers (excluding certain mergers involving a parent and subsidiary), consolidations and sales of substantially all of the assets of the corporation. Delaware law provides similar rights and procedures for mergers and consolidations only. Furthermore, such rights are not provided for in Delaware, even in the case of a merger or consolidation in many circumstances when shares of such constituent corporation are listed on a national securities exchange or NASDAQ National Market System or otherwise publicly-traded, so long as the only consideration to be received by holders in such merger or consolidation consists of any combination of (i) shares of stock of the surviving corporation (or stock and cash in lieu of fractional shares), (ii) shares of stock of any corporation whose shares are listed on a national securities exchange or the NASDAQ National Market System or are held of record by more than 2,000 stockholders, or (iii) cash in lieu of fractional shares. Appraisal rights may exist, however, when such holders will receive non-stock consideration.

         B.       Business Combination Statutes

                  The New York BCL prohibits any "business combination" (as therein defined) between a "resident domestic corporation" and an "interested shareholder" for a period of five years after the date that the interested shareholder became an interested shareholder unless prior to that date the board of directors of the resident domestic corporation approve the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder. After such five year period has elapsed, such a business combination is permitted only if (i) it is approved by a majority of the outstanding voting stock not owned by the interested shareholder or its affiliates or (ii) certain statutory fair price requirements are met. A "resident domestic corporation" is defined as any corporation that is incorporated in New York, has its principal executive offices and significant business operations in New York or has at least 250 employees or 25% of its employees employed primarily in New York (including employees of its 80% subsidiaries), and has at least 10% of its voting stock beneficially owned by New York residents. An "interested shareholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting stock of the corporation.

                  Section 203 of the Delaware GCL prohibits any "business combination" (as therein defined) between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless (i) prior to that date the board of directors approves the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (not counting shares owned by persons who are directors and also officers and not counting certain shares in employee stock plans), or (iii) on or subsequent to such date the business combination is approved by the board of directors and approved at a meeting (not by written consent) by at least two-thirds of the outstanding voting stock not owned by the interested stockholder or its affiliates. The Delaware GCL defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation. Unlike the New York BCL, the Delaware GCL does not require, in order to be covered by these statutory provisions, that the corporation's principal executive offices or significant operations be located in the jurisdiction of incorporation or that at least a specified percentage of its voting stock be beneficially owned by residents of such state.

         C. Corporate Action by Shareholder Written Consent without Shareholders Meeting

                  Under New York law, action may be taken by shareholders without a shareholders meeting only on the unanimous written consent of the corporation's shareholders. Delaware permits corporate action without a meeting of stockholders upon the written consent of that number of shares necessary to authorize at a meeting of the stockholders the proposed corporate action being taken, unless the corporation's certificate of incorporation expressly provides otherwise. The Delaware Certificate expressly provides that corporate action by stockholders can only be taken by unanimous written consent in order to provide the same protection currently afforded the Company's shareholders.

         D.       Dividends

                  New York law has more restrictive provisions than Delaware with respect to the declaration of dividends. Specifically, New York law permits payment of dividends out of surplus only, and if a dividend is made out of capital surplus, only upon notice to shareholders. By contrast, under Delaware law, dividends may be declared out of surplus of the corporation, or if there is no surplus, out of its net profits for the fiscal year in which such dividend is declared or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).

         E.       Defenses Against Hostile Takeover Attempts

                  Delaware law provides a corporation with greater latitude to take actions to defend itself against an unsolicited or hostile takeover than does New York law. For example, Delaware courts have repeatedly upheld poison pills, which are probably the most potent and flexible anti-hostile takeover measures available today. The THQ Delaware Charter documents do not currently include any poison pill.

                  Additionally, the Delaware legislature has enacted a law expressly designed to deter hostile "two tier" tender offers. Two-tier tender offers are tender offers in which a potential acquiror purchases a substantial amount of a corporation's stock through a tender offer at a given price, and then merges or "squeezes" out the remaining stockholders at a lower price or for different consideration. In general, Delaware GCL Section 203 prohibits a squeeze-out of remaining shareholders in a business combination for three years after the acquiror first obtained 15% or more of the corporation's voting stock unless the acquiror (a) initially acquired 85% of the corporation's voting stock, (b) obtained approval of the corporation's Board prior to the tender offer, or (c) obtained the approval of the corporation's Board and 66-2/3% of the corporation's remaining stockholders to the business combination. See "-Business Combination Statutes."

         F.       Board of Directors

                  1.       Number of Directors

                  Under the New York BCL, the number of directors may not be less than three, and any higher number may be fixed by the by-laws or by action of the shareholders or of the board of directors under the specific provisions of the by-laws adopted by the shareholders. The number of directors may be increased or decreased by amendment of the by-laws or by action of the shareholders or of the board of directors under the specific provisions of a by-law adopted by the shareholders, subject to certain limitations.

                  Under the Delaware GCL, a corporation may have as few as one director and there is no statutory limit on the number of directors. The specific number may be fixed in the by-laws or in the certificate of incorporation, but if fixed in the certificate of incorporation may be changed only by amendment of the certificate of incorporation. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix and subsequently change the authorized number of directors pursuant to a provision of the by-laws. The New York Bylaws and the Delaware Bylaws provide for a Board of not less than three nor more than nine directors, and the number is currently set at five.

                  2.       Classified Board

                  The New York BCL permits a classified board with as many as four classes (with each class to be as nearly equal in number as possible), but forbids fewer than three directors in any class. The Delaware GCL permits a classified board of directors with as many as three classes, without specifying any minimum number required in each class or that they be as nearly equal in number as possible. The Delaware Certificate does not provide for a classified Board of Directors.

         G. Rights of and Transactions with Directors, Officers and Employees and Limitation of Director Liability

                  1.       Loans to Directors

                           The New York BCL requires that loans to directors be
authorized by shareholder vote (excluding any shareholders who are potential borrowers). However, Delaware law permits the board of directors to authorize such loans if the board of directors finds that the loan may benefit the corporation.

                  2.       Issuances of Rights and Options to Purchase Shares

                           Under New York law, any issuance to directors,
officers or employees of rights or options to purchase shares of the corporation as consideration for rendering future services requires the affirmative vote of the holders of a majority of the outstanding shares of the corporation entitled to vote. The Delaware statute permits the board of directors to authorize the issuance of such rights and options to such persons without shareholder approval of such transactions. However, THQ Delaware will be subject to various other applicable legal requirements, such as the rules of the Securities and Exchange Commission and the NASDAQ National Market System, which may make stockholder approval of certain rights or option plans and grants thereunder necessary or desirable in certain circumstances.

                  3.       Limitation of Director Liability

                           The provisions of Delaware law permitting
indemnification of officers, directors, agents and employees of a Delaware corporation are somewhat more protective of directors and officers than the New York statute. Delaware law permits a corporation to provide in its certificate of incorporation that directors will have no personal liability to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for: (a) any breach of the director's duty of loyalty, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) the payment of illegal dividends or distributions, or (d) any transaction from which the director derived an improper personal benefit.

         H.       Indemnity

                  The provisions of Delaware law permitting indemnification of officers, directors, agents and employees of a Delaware corporation are somewhat more protective of directors and officers than the New York statute. Delaware law permits indemnification for an officer or director "if he acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation and its stockholders."

         I.       Capital Stock

                  1.       Redeemable Shares

                  The New York BCL generally permits redemption of shares of common stock only at the option of the corporation. The Delaware GCL permits redeemable shares to be subject to redemption, in accordance with the terms thereof, by the corporation at its option or at the option of the holders thereof, provided that at the time of such redemption the corporation has outstanding shares of at least one class or series with full voting powers that is not subject to redemption.

                  2.       Consideration for Shares

                  Under the New York BCL, neither obligations of the subscriber for future payments nor future services constitutes permitted consideration or part consideration for shares of a corporation. Furthermore, certificates for shares may not be issued until the full amount of the consideration therefor has been paid (except in the case of shares purchased pursuant to stock options granted to directors, officers or employees under a plan permitting installment payments). Under the Delaware GCL, shares of stock may be issued, and will be deemed to be fully paid and nonassessable, if the corporation receives consideration (in the form of cash, services rendered, personal property, real property, leases of real property, or a combination thereof) for the full subscription price of having a value not less than the par value of such shares and the corporation receives a binding obligation of the subscriber to pay the balance of the subscription price.

         J.       Inspection of Shareholders List

                  With respect to the inspection of shareholder lists, the New York BCL provides a right of inspection, upon at least five days' written demand, to (i) any person who shall have been a shareholder of record for at least six months immediately preceding such shareholder's demand or (ii) any person holding, or authorized in writing by the holder of, at least 5% of any class of outstanding shares. The corporation has certain rights intended to assure that the demand for inspection is not for a purpose that is in the interest of a business or object other than the business of the corporation.

                  The Delaware GCL permits any stockholder to inspect the stockholders list for any purpose reasonably related to such person's interest as a stockholder. In addition, for a period of at least ten days prior to each stockholders meeting, a list of stockholders entitled to vote at the meeting shall be open for examination by any stockholder for any purpose germane to the stockholders meeting.

         K.       Holding Company Reorganization

                  While no analogous provision exists under New York law,
Section 251(g) has been added to the Delaware GCL permitting a Delaware corporation to reorganize as a holding company without stockholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly owned subsidiary of the corporation, which would be the new holding company. The statute eliminates the requirement for a stockholder vote on such a merger but contains several provisions designed to ensure that the rights of stockholders are not changed by or as a result of the merger, except and to the extent that such rights could be changed without such stockholder approval under existing law.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE CHARTER DOCUMENTS OF T-HQ NEW YORK AND THQ DELAWARE

         The New York Certificate and Delaware Certificate differ in several significant respects, as described below. Similarly, the New York By-laws and the Delaware By-Laws also differ materially as described below and insofar as the Delaware By-laws reflect the provisions of the Delaware Certificate and the Delaware GCL. The following summary does not purport to be a complete statement of such changes or of the Delaware Certificate or Delaware By-Laws and is qualified in its entirety by reference to such Certificate and By-Laws. Copies of the New York Certificate, the New York By-Laws, the Delaware Certificate and the Delaware By-laws are available for inspection at the principal office of the Company, and copies will be sent to shareholders on request at a nominal charge to cover costs. A copy of the Delaware Certificate is also attached hereto as Appendix B, and reference should be made to it for a more complete understanding of its contents. The most important differences between the T-HQ New York Charter documents and the provisions of the Delaware Certificate and Delaware By-laws are summarized below.

NAME OF CORPORATION

         The Delaware corporation will be named THQ Inc.

AUTHORIZED CAPITAL STOCK

         T-HQ New York is authorized to issue 100,000,000 shares of common stock, $0.0001 par value, and 5,000 shares of preferred stock, $0.01 par value. The Delaware Certificate authorizes the corporation to issue 50,000,000 shares of common stock, no par value, and 5,000 shares of preferred stock, $0.01 par value. Such reduction of authorized common stock is intended to reduce the potential amount of Delaware franchise taxes payable by the Company from that amount resulting from the Company's current authorized capitalization.

         The New York Certificate provides that ownership of shares of the corporation does not create any preemptive or other rights to purchase, subscribe for, or take any part of any shares of the Company or any part of the notes, debentures, bonds or other securities convertible into or providing for options or warrants to purchase shares of the

Company which are issued, offered or sold by the Company. Further, the Board of Directors may offer such securities on the terms and conditions deemed proper and advisable in the sole discretion of the Board without first offering the same to existing shareholders.

         The Delaware Certificate has no analogous provisions regarding THQ Delaware's common stock. However, the Delaware GCL substantially provides as the New York Certificate without it being necessary to include in the Company's charter documents.

INDEMNIFICATION AND LIMITATION ON LIABILITY OF DIRECTORS

         With no analogous provision in the New York Certificate, the Delaware Certificate provides that no director shall be personally monetarily liable to the Company or its stockholders for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware GCL (regarding unlawful payment of dividends or unlawful stock purchase or redemption), or (iv) for any transaction from which the director derived an improper personal benefit.

         The New York Certificate provides for indemnification of directors and officers (during and after services as a director or officer) to the fullest extent permitted by the New York BCL. The New York Certificate does not expressly provide for T-HQ New York's advancement of expenses incurred in connection with certain proceedings.

         The Delaware Certificate provides for indemnification of legal representatives, directors, officers, employees and agents of THQ Delaware and T-HQ New York to the fullest extent permitted by applicable law; provided that if such indemnification is sought in connection with a proceeding, such person shall be indemnified only if such proceeding was authorized by the Board of Directors. The Delaware Certificate also provides for advancement of expenses upon receipt of a repayment undertaking. The Delaware Certificate requires repayment if such person is ultimately determined not to be entitled to indemnification and allows claimants for such indemnification to sue the Company to recover unpaid amounts of indemnification claims and the expenses of prosecuting such claim for repayment.

         The Delaware Certificate expressly authorizes the Company to purchase and maintain directors and officers liability insurance to insure against liabilities or losses incurred in such capacities whether or not the Company would have the power to indemnify the individual under the Delaware GCL. There is no similar provision in the New York Certificate or the New York By-Laws.

         This provision in the Delaware Certificate is intended to afford directors additional protection and limit their potential liability from suits alleging a breach of the duty of care. As a result of the inclusion of such a provision, stockholders may be unable to recover monetary damages against directors for actions taken by them that constitute negligence or that are otherwise in violation of their duty of care, although it may be possible to obtain injunctive or other equitable relief with respect to such actions. If equitable remedies are found not to be available to stockholders in any particular situation, stockholders may not have an effective remedy against a director in connection with such conduct.

         In general, the purpose of the provisions in the Delaware Certificate is, in the Board of Directors' opinion, to provide indemnification and exculpation provisions that are customary in modern charter documents of Delaware corporations, particularly in charter documents of major, public corporations that have incorporated in Delaware.

TRANSACTIONS WITH MANAGEMENT

         The New York Certificate provides that an officer or director of the Company shall not be disqualified from dealing or contracting with the Company in the absence of fraud, as vendor, purchase or otherwise. It further specifies that no transaction, contract or act of the Company, Board or any Committee shall be void due to their interest in such transaction, contract or act in the absence of fraud provided either (i) such interest is disclosed or known to the Board and the Board approves the transaction, contract or act by a vote sufficient for such purposes without the vote of such interested director, provided that any such director may be counted in determining the presence of a quorum at such meeting of the Board, or (ii) such interest is disclosed or known to the shareholders entitled to vote on such transaction and such transaction is approved by vote of shareholders entitled to vote thereon, whether or not the Board has approved the transaction, contract or act. When ratified by a majority of a quorum of the Company's shareholders at an annual or special meeting, such transaction shall be approved (as though approved by every shareholder of the Company) if any such director's interest therein is disclosed.

         The Delaware Certificate does not include such a provision because the Delaware GCL provides substantially what exists in the New York Certificate without the need for inclusion in the Charter documents. The Delaware By-Laws provide that "interested" directors may be counted in determining whether a quorum is present at a Board meeting at which such contract or transaction is considered or authorized, and such director may vote upon such transaction to the extent permitted by applicable law.

AMENDING THE BY-LAWS

         The New York Charter and By-Laws provide for the alteration, amendment or repeal of the By-Laws or the adoption of new By-Laws by the shareholders or by the Board of Directors.

         The Delaware Certificate expressly authorizes the Board of Directors to make, alter or repeal the By-Laws, subject to any specific limitation on such power contained in any by-law adopted by the stockholders. The Delaware Bylaws do not include any such specific limitation.

SHAREHOLDER MEETINGS

         The annual meeting provision in the T-HQ New York By-Laws requires that annual meetings be held within five months from the end of the Company's fiscal year. The THQ Delaware By-Laws provide that the annual meeting of the stockholders of THQ shall be held annually as the Board of Directors may determine.

         The New York By-Laws do not specify the manner by which business is to be conducted at shareholders meetings. Unlike the New York By-laws, the Delaware By-Laws provide that in order for a stockholder to properly bring business before a stockholder meeting, the stockholder must have given written notice of such business to the Secretary for receipt (x) not less than 60 days nor more than 90 days prior to the meeting or (y) if less than 70 days' notice of the meeting is made to stockholders, not later than the tenth day following the day on which the notice of meeting was mailed or when public disclosure of the date of the meeting was made. The stockholder's notice must (a) briefly describe the business and the reason for bringing the same, (b) the name and address of the proposing stockholder, (c) the stockholdings of such stockholder, and (d) such stockholders interest in the proposed business.

         The New York By-Laws currently provide that a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the president, or by one or more shareholders holding not less than 10% of the voting power of the Company. The Delaware Certificate does not include a provision with respect to who may call a special meeting of stockholders. In the absence of such provision, Delaware law provides that the board of directors may call special meetings.

OTHER CHANGES TO REFLECT TECHNICAL DIFFERENCES BETWEEN DELAWARE LAW AND NEW YORK LAW

         In addition to the changes described above, certain technical changes have been made in the Delaware Charter and By-Laws from the New York
Charter and By-Laws to reflect differences between the Delaware GCL and the New York GCL. Such technical changes include: designation of a registered office and registered agent in the State of Delaware; and changing references in the By-Laws to place (for example, the place for certain meetings) or to applicable law from New York to Delaware.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         The Company intends that the Reincorporation constitute a tax-free transaction under the Internal Revenue Code of 1986, as amended (the "Code"). If it constitutes such a transaction, no gain or loss will be recognized by holders of the Shares upon the consummation of the Reincorporation. The tax basis of the shares of Delaware Common Stock will be the same as the tax basis of the Shares.

         Although it is not anticipated that state or local income tax consequences to shareholders will vary from the federal income tax consequences described above, shareholders should consult their own tax advisers as to the effect of the Reincorporation.



         The affirmative vote of two-thirds of the Shares represented at the Annual Meeting of the Shareholders in person or by proxy and entitled to vote will be necessary for shareholder approval of the Reincorporation Proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE

REINCORPORATION PROPOSAL. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REINCORPORATION PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE REINCORPORATION PROPOSAL. Proxies solicited by the Board of Directors will be voted FOR the Reincorporation Proposal unless a vote against the Reincorporation Proposal or an abstention is specifically indicated thereon.


                ADOPTION OF THE COMPANY'S 1997 STOCK OPTION PLAN
                                (PROPOSAL NO. 3)

         The Board of Directors is proposing for shareholder approval the Company's 1997 Stock Option Plan (the "1997 Plan"). The purposes of the 1997 Plan are (i) to align the interests of the Company's shareholders and the recipients of options under the 1997 Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other employees, consultants, advisors and well-qualified persons who are not officers or employees of the Company for service as directors of the Company, and (iii) to motivate such persons to act in the long-term best interests of the Company's shareholders. For purposes of the 1997 Plan, references to employment by the Company shall also mean employment by a subsidiary.

         Under the 1997 Plan, the Company may grant non-qualified stock options and "incentive stock options" (within the meaning of Section 422 of the Code) to qualified officers, employees, consultants and advisors. Additionally, commencing on July 1, 1997 and on the first day of each fiscal quarter thereafter, each non-employee director will be granted an option to purchase 2,500 shares of Common Stock at an option exercise price per share equal to the fair market value of the Common Stock on the date of grant. Approximately 50 employees and three non-employee directors are eligible to participate in the 1997 Plan. Reference is made to Appendix C to this Proxy Statement for the complete text of the 1997 Plan, which is summarized below.

DESCRIPTION OF THE 1997 PLAN

         Administration. The 1997 Plan shall be administered either by the Board of Directors of the Company or by a stock option committee (the "Committee") designated by the Board consisting of two or more members of the Board each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Section 162(m) of the Code. As used herein, the term "Committee" shall mean the Board if no such committee is designated, and shall mean such stock option committee during such times as it is so designated.

         The Committee shall, subject to the terms of the 1997 Plan, select eligible persons for participation in the 1997 Plan and shall determine the number of shares of Common Stock subject to each option granted hereunder, the exercise price of such option, the time and conditions of exercise of such option and all other terms and conditions of such option, including, without limitation, the form of the written option agreement between the Company and the optionee that evidences each option and sets forth the terms and conditions of such option (the "Agreement"). The Committee shall, subject to the terms of the 1997 Plan, interpret the 1997 Plan and the application thereof, establish such rules and regulations it deems necessary or desirable for the administration of the 1997 Plan and may impose, incidental to the grant of an option, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed under Section 162(m) of the Code and regulations promulgated thereunder in the case of an option intended to be qualified performance-based compensation, take action such that any or all outstanding options shall become exercisable in part or in full.

         The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to the selection for participation in the 1997 Plan of an officer or other person subject to
Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an option grant to such an officer or other person.

         Available Shares. Subject to adjustment in the event of a Transaction (as defined below) up to 650,000 shares of Common Stock shall be available for grants of options under the 1997 Plan. To the extent that shares of Common

Stock subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option, then such shares of Common Stock shall again be available under the 1997 Plan.

         Effect of Certain Transactions. In the event that the Company enters into an agreement to dispose of all or substantially all of its assets, to consummate a merger or consolidation in which the Company is not the surviving or resulting corporation (such distribution, merger, consolidation or sale being hereinafter referred to as a "Transaction"), then the Committee shall provide, at its election made in its sole and absolute discretion, for one or more of the following: (i) for each outstanding option, whether or not then exercisable, to be replaced with a comparable option to purchase shares of capital stock of a successor or purchasing corporation or parent thereof, or (ii) for each outstanding option, whether or not then exercisable, to be assumed by a successor or purchasing corporation or parent thereof on the same terms and subject to the conditions set forth in, or (iii) for each outstanding option, whether or not then exercisable, to become exercisable during such period prior to the scheduled consummation of such Transaction as may be specified by the Committee. The 1997 Plan provides for treatment of options to permit the treatment of a business combination in which the Company is involved to be treated as a pooling of interests for financial accounting purposes.

         Effective Date, Termination and Amendment. If approved by shareholders, the 1997 Plan will become effective as of March 28, 1997 (the date of approval by the Company's shareholders) and will terminate ten years thereafter, unless terminated earlier by the Board of Directors. Termination of the 1997 Plan shall not affect the terms or conditions of any option granted prior to termination. The Board may amend the 1997 Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation; provided, however, that no amendment shall be made without stockholder approval if such amendment would increase the maximum number of shares of Common Stock available under the 1997 Plan or extend the term of the 1997 Plan; and, provided, further, that the 1997 Plan shall not be amended in a manner which fails to comply with Section 16 of the Exchange Act.

         Non-Qualified Stock Options. The period for the exercise of a non-qualified stock option and the option exercise price will be determined by the Committee, provided that no option shall be exercisable later than ten years after its date of grant. The exercise price of all non-qualified stock options must be no less than 100% of the fair market value of a share of Common Stock on the date of the grant.

         Incentive Stock Options. No incentive stock option will be exercisable more than ten years after its date of grant. Additionally, if the recipient of the incentive stock option owns greater than ten percent of the voting power of all shares of capital stock of the Company (a "Ten Percent Holder"), the option must be exercised within five years after its date of grant. The option exercise price of an incentive stock option will not be less than the fair market value of the Common Stock on the date of grant of such option. Additionally, if the recipient of the incentive stock option is a Ten Percent Holder, the option exercise price will be the price required by the Code, currently 110% of fair market value.

         Termination of Employment/Directorship. In the event of termination of employment by reason of death or permanent and total disability, each stock option will be exercisable to the extent that the option is exercisable on the effective date of such termination of employment for a period of no more than one year after the date of such termination, but in no event after the expiration of such option. In the event of termination for "Cause", each stock option shall terminate on the date of termination. "Cause" is defined in the 1997 Plan as termination by an optionee, willful engagement in conduct which is demonstrably injurious to the Company or any Subsidiary, any act of dishonesty, commission of a felony or a significant violation of any statutory or common law duty of loyalty to the Company. In the event of termination by the Company for any other reason, each non-qualified stock option will be exercisable to the extent it is exercisable on the effective date of such termination for a period of no more than three months after such termination, but in no event after the expiration of such option. If a holder dies during the applicable one-year or three-month period, if any, following termination of employment, each non-qualified stock option will be exercisable only to the extent that such option was exercisable on the date of the holder's death, and may thereafter be exercised for a period of no more than one year from the date of death, but in no event after the expiration of such option.

         Non-Employee Director Options. Beginning on July 1, 1997 and on each January 1st, April 1st, July 1st and October 1st thereafter, each non-employee director will be granted an option to purchase 2,500 shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock on the date of the grant of such option. Such options will be fully excisable on and after their date of grant and will expire five years thereafter.

         If a non-employee director ceases to be a director by reason of death or permanent and total disability, each option will be exercisable on the effective date of such cessation for a period of no more than one year after such date, but in no event after the expiration of the option. In the event a non-employee director is removed from the Board of Directors for cause, each option shall terminate on the date of such removal. If a non-employee director ceases to be a director for any other reason, each option will be exercisable to the extent it is exercisable on the effective date of such cessation for a period of no more than three months after such cessation, but in no event after the expiration of such option. In the event a non-employee director dies during the applicable one-year or three-month period, if any, following cessation of his directorship, then each option will be exercisable only to the extent that such option was exercisable on the date of death, and may thereafter be exercised for a period of no more than one year from the date of death, but in no event after the expiration of such option.

STOCK OPTION PLAN TABLE

         The Stock Option Committee and the Board have not yet designated recipients for grants of options under the proposed 1997 Plan; however, the following table sets forth (i) the number of shares of Common Stock underlying options which management, based upon option grants in 1996 under its 1990 Stock Option Plan, anticipates to be granted during fiscal year 1997 to (a) the Named Executives, (b) all executive officers as a group, (c) non-employee directors and (d) to all persons (other than non-employee directors and executive officers) eligible to receive awards under the 1997 Stock Option Plan and (ii) the value of shares of Common Stock underlying such option grants as of April 2, 1997.

                             1997 STOCK OPTION PLAN

           NAME AND POSITION        SHARES UNDERLYING OPTIONS    DOLLAR VALUE (1)
           -----------------        -------------------------    ----------------
Brian J. Farrell                               --  (2)                 --
  President and Chief Executive
  Officer
L. Michael Haller                             7,500(2)              $ 47,813
  Senior Vice President
Executive Group (3 persons)                  15,000(3)              $ 95,625
Non-Executive Director Group                 20,000(4)              $127,500
(4 persons)
Non-Executive Officer Employee              100,000(5)              $637,500
Group (45-50 persons)

(1) Based upon a closing price per share of the Common Stock as reported by the NASDAQ National Market System of $6.375 on April 2, 1997.

(2) No option grants were made in 1996 by the Company to Mr. Farrell under the 1990 Stock Option Plan.

(3) Based upon the option grants made by the Company in 1996 under the 1990 Stock Option Plan.

(4) Reflects 2,500 shares of Common Stock to be granted to each of four non-employee directors on July 1, 1997 and October 1, 1997.

(5) Based upon option grants by the Company to its non-executive employees in 1996 under its 1990 Stock Option Plan.

         Federal Income Tax Consequences. The following is a brief overview of the U.S. federal income tax consequences generally arising with respect to awards under the 1997 Plan.

         A participant receiving a non-qualified stock option under the 1997 Plan will not recognize taxable income upon the grant of the option, but will recognize taxable compensation at the time of exercise in the amount of the difference between the purchase price and the fair market value of the shares purchased on the date of exercise. At that time, the Company will be entitled to a deduction as compensation expense in an amount equal to the amount taxable to the participant as income.

         A participant receiving an incentive stock option will not recognize income at the time of grant or exercise of the option, but will recognize income or loss upon disposition of the shares, which may be ordinary income or capital gain (or loss), depending on the length of time the shares have been held. The Company will not be entitled to any deduction with respect to the grant or exercise of a participant's incentive stock option. However, if the participant disposes of the shares acquired pursuant to the exercise of the option before the later of two years from the date of grant and one year from the date of exercise, the Company will be entitled to a deduction as compensation expense in an amount taxable to the participant as ordinary income and not capital gain.

         The affirmative vote of holders of a majority of the Shares represented at the Meeting in person or by proxy and entitled to vote will be necessary for shareholder approval of the 1997 Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED 1997 PLAN. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR approval of the 1997 Plan.


                              INDEPENDENT AUDITORS

         The Company's consolidated financial statements have been audited by Deloitte & Touche LLP ("Deloitte") through the fiscal year ending December 1996. Deloitte has been the Company's independent auditors since 1991 and the Board of Directors intends to appoint Deloitte to be the Company's independent auditors for the fiscal year ending December 31, 1997. Representatives of Deloitte are expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.


                                 OTHER BUSINESS

         The Company knows of no business, other than as stated in the Notice of Annual Meeting of Shareholders, to be brought before the Meeting. If other matters should properly come before the meeting, proxies will be voted on such matters in accordance with the best judgment and discretion of the persons appointed by the proxies.


               NOTICE OF INSURANCE PROVIDED DIRECTORS AND OFFICERS

         Pursuant to the requirements of Section 726 of the New York BCL, the Company hereby gives notice to its shareholders that the Company has purchased insurance for the indemnification of its directors and officers pursuant to a contract of insurance issued by the Agricultural Excess Surplus Insurance Company. The annual premium of $148,990 provides coverage of up to $3,000,000 per claim, with an aggregate limit of up to $3,000,000 for all claims made during the policy period, which runs from October 27, 1996 until October 27, 1997. Such coverage is available for acts and omissions occurring on or after July 31, 1991. The insurance covers losses, including damages, judgments, settlements, defense costs and expenses incurred in the defense of any civil or criminal action or suit, arising out of claims against the Company's directors or officers with respect to their acts or omissions solely in their capacity as directors and/or officers of the Company. The policy provides coverage to the Company for reimbursement of amounts paid by it to its directors and officers as indemnification for such claims, subject to a retention (deductible amount) of $75,000, a separate retention of $150,000 pertaining to claims relating to securities issues, and also provides coverage to directors and officers in the event that the Company cannot as a matter of law or otherwise provide indemnification, with no deductible. The coverage is subject to certain exclusions set forth in the policy and required by law, such as an exclusion for any fraudulent, dishonest or criminal acts of an officer or director and exclusion for losses arising out of claims in which there has been a finding that the director or officer gained a personal profit, gain, or other advantage to which he was not legally entitled.

         The Certificate of Incorporation for THQ Delaware provides for indemnification of the Company's directors and officers to the extent allowed by the Delaware GCL. See Appendix A attached to this Proxy Statement.

         The Company has also entered into an Employment Agreement in which it has agreed to indemnify its Chief Executive Officer against any claim and hold him harmless from any liability, cost or expense, including attorneys' fees and amounts paid in settlement, arising out of any claim made by reason of the fact that he was a director or officer of the Company or of any other entity or enterprise that such person served in any capacity at the request of the Company, to the fullest extent permitted by law. See "Employment Agreement with Brian J. Farrell."

SHAREHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

         Shareholder proposals to be presented at the 1998 Annual Meeting of Shareholders of T-HQ New York (or THQ Delaware of the Reincorporation is consummated) must be received by the Company at its principal executive offices at 5016 North Parkway Calabasas, Calabasas, California 91302, addressed to the attention of the Secretary, not later than March 15, 1998 in order to be included in the Company's proxy statement and form of proxy related to such meeting.

                                        By order of the Board of Directors



                                        DEBORAH A. LAKE
                                        Secretary


May 8, 1997


                         PLEASE COMPLETE, DATE, SIGN AND
                           RETURN YOUR PROXY PROMPTLY

                                  APPENDIX A


                         AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is dated as of the __ day of June 1997, by and between T-HQ, Inc., a New York corporation ("T-HQ New York") and THQ Inc., a Delaware corporation ("THQ Delaware"), with reference to the following facts:

         A. T-HQ New York has authorized capital stock consisting of 100,000,000 shares of Common Stock, $0.0001 par value ("T-HQ New York Stock"), of which on the date hereof 6,489,582 shares are issued and outstanding and 5,000 shares of preferred stock, $0.01 par value, of which no shares are issued and outstanding.

         B. THQ Delaware has an authorized capital stock consisting of 50,000,000 shares of Common Stock, no par value ("THQ Delaware Stock"), of which on the date hereof 100 shares are issued and outstanding and owned by T-HQ New York and 5,000 shares of preferred stock, $0.01 par value, of which no shares are issued and outstanding.

         C. T-HQ New York is a NASDAQ National Market System-listed public company incorporated in New York, and the Board of Directors considers it to be in the best interests of T-HQ New York and its shareholders that said corporation be reincorporated in Delaware.

         D. T-HQ New York and THQ Delaware, and the respective Boards of Directors thereof, deem it advisable and to the advantage, welfare and best interests of said corporations and their respective shareholders to merge T-HQ New York with and into THQ Delaware pursuant to the provisions of the Business Corporation Law of the State of New York ("NY BCL") and the General Corporation Law of the State of Delaware (the "DGCL")

         E. This Agreement is being submitted for consideration and vote to the shareholders of T-HQ New York and the sole stockholder of THQ Delaware as required by the NY BCL and the DGCL.

         NOW, THEREFORE, T-HQ New York and THQ Delaware hereby agree, subject to the approval of their respective shareholders in accordance with the NY BCL and DGCL, that T-HQ New York be merged with and into THQ Delaware with THQ Delaware as the surviving corporation, and do hereby agree, prescribe and set forth the terms and conditions of the merger, the mode of carrying the same into effect and the manner and basis of converting the shares of T-HQ New York, as follows:

1.       Merger; Governing Documents and Name of Surviving Corporations.

         1.1 T-HQ New York shall be merged with and into THQ Delaware in accordance with the applicable provisions of the NY BCL and the DGCL (the "Merger"), and at the "Effective Time" (as defined in Section 4.2 hereof), the separate existence of T-HQ New York shall cease, except to the extent provided by law in the case of a corporation after its merger into another corporation; and THQ Delaware shall continue under the laws of the State of Delaware under the name "THQ Inc." as the surviving corporation.

         1.2 The Certificate of Incorporation and the Bylaws of THQ Delaware, as presently constituted, shall be and continue to be the Certificate of Incorporation and Bylaws of THQ Delaware, the surviving entity, until the same are amended in accordance with applicable law.

         1.3 The directors and officers of THQ Delaware, as presently constituted and until their successors are duly elected or appointed and qualified in accordance with applicable law, shall serve as the directors and officers, respectively, of the surviving corporation.

2.       Conversion of Shares.

         2.1 At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of T-HQ New York Stock that is issued and outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and nonassessable share of THQ Delaware Stock (other than any shares of T-HQ New York Stock held in the treasury of T-HQ New York which shall be canceled at the Effective Time).

         2.2 Each share of THQ Delaware Stock that is issued and outstanding immediately prior to the Effective Time shall be canceled and retired and shall resume the status of authorized and unissued shares of THQ Delaware Stock.

         2.3 At the Effective Time, the holder of certificates of T-HQ New York shall cease to have any rights as a shareholder of T-HQ New York, and such holder's sole right shall pertain to THQ Delaware Stock.

3.       Transfer of Assets and Liabilities.

             At the Effective Time:

         3.1 The separate existence of T-HQ New York shall cease, and the corporate existence and identity of THQ Delaware shall continue as the surviving corporation and shall succeed to T-HQ New York in the manner set forth in the provisions of the NY BCL and the DGCL.

         3.2 THQ Delaware shall have the rights, privileges, amenities and powers, and shall be subject to all the duties and liabilities, of a corporation organized under the DGCL.

         3.3 THQ Delaware shall thereupon and thereafter possess all the rights, privileges, amenities and franchises, of a public as well as of a private nature, of each of the constituent corporations to the Merger; and all property, real, personal and mixed, and all debts due on whatever account, and all and every other interest of or belonging to or due to each of the constituent corporations shall be taken and be deemed to be transferred to and vested in THQ Delaware without further act or deed.

         3.4 THQ Delaware shall thenceforth be responsible and liable for all liabilities and obligations of each of the constituent corporations, and any claim existing or action pending by or against either of the constituent corporations may be prosecuted as if the Merger had not taken place or THQ Delaware may be substituted in its place. Neither the rights of creditors nor liens upon the property of either of the constituent corporations shall be impaired by the Merger.

         3.5 Each right to receive from T-HQ New York shares of T-HQ New York Stock upon the exercise of options (the "Plan Options") granted under the Amended and Restated 1990 Stock Option Plan of T-HQ New York, or the 1997 Stock Option Plan of T-HQ New York (the "Plans") and pursuant to stock option agreements (the "Option Agreements") entered into by T-HQ New York outside of the Plan (the "Additional Options" and collectively with the Plan Options, the "Options") which is outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire (and THQ Delaware hereby assumes the obligation to deliver) the same number of shares of THQ Delaware Stock at the same price per share, and upon the same terms and subject to the same conditions, as set forth in the Plan and the agreements evidencing the Options and as in effect at the Effective Time. THQ Delaware hereby assumes, as of the Effective Time, (x) the Plans and all obligations of T-HQ New York under the Plans, including the outstanding Plan Options, (y) the Option Agreements and all obligations of T-HQ New York under the Option Agreements, including the outstanding Additional Options and (z) all obligations of T-HQ New York under all other benefit plans in effect as of the Effective Time with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

         3.6 Each right to receive from T-HQ New York shares of T-HQ New York Stock upon the exercise of warrants (the "Warrants") pursuant to warrants and warrant agreements to which T-HQ New York is a party (the "Warrant Agreements") which is outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire (and THQ Delaware hereby assumes the obligation to deliver) the same number of shares of THQ Delaware Stock at the same price per share, and upon the same terms and subject to the same conditions, as set forth in the Warrants and the Warrant Agreements and as in effect at the Effective Time. THQ Delaware hereby assumes as of the Effective Time, the Warrants and Warrant Agreements and all obligations of T-HQ New York under the Warrants and Warrant Agreements in effect as of the Effective Time.

4.       Effectiveness of the Merger.

         4.1 This Agreement shall be delivered and submitted for filing to the Secretary of State for the State of Delaware together with an officers' certificate of each of T-HQ New York and THQ Delaware stating the total number of outstanding shares of stock entitled to vote on the Merger and that the principal terms of this Agreement were approved by the Board of Directors of each of T-HQ New York and THQ Delaware by a vote of a number of shares of stock of each of T-HQ New York and THQ Delaware that equaled or exceeded the vote required.

         4.2 The "Effective Time" of the Merger shall be 9:00 a.m. on June __, 1997; provided, however, that the Effective Time may be either accelerated to an earlier time and date or deferred to a later time and date upon the mutual agreement of T-HQ New York and THQ Delaware and the filing of an appropriate amendment to this Agreement in the office of the Secretary of State.

5. Stock Certificates. At and after the Effective Time of the Merger, all of the outstanding certificates which immediately prior to the Effective Time evidenced shares of T-HQ New York Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of THQ Delaware Stock into which the shares of T-HQ New York Stock formerly evidenced by such shares have been converted as herein provided.

6. Further Assurances. From time to time, as and when required by THQ Delaware, or by its successors or assigns, there shall be executed and delivered on behalf of T-HQ New York such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action as shall be appropriate or necessary to vest, perfect, or confirm, of record or otherwise, in THQ Delaware the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of T-HQ New York, and otherwise to carry out the purposes of this Agreement; and the officers and directors of THQ Delaware are fully authorized, in the name and on behalf of T-HQ New York or otherwise, to take any and all such actions and to execute and deliver any and all such deeds and instruments.

7. Amendments; Abandonment. Subject to applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein. At any time prior to the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either T-HQ New York or THQ Delaware, or both, in their sole discretion.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


T-HQ, INC.,                            THQ INC.,
  a New York  corporation                    a Delaware Corporation


By:  _______________________________      By:  _________________________________
     Brian J. Farrell, President and           Brian J. Farrell, President and
      Chief Executive Officer                   Chief Executive Officer



By:  _______________________________      By:  _________________________________
     Deborah A. Lake, Secretary                Deborah A. Lake, Secretary

                                   APPENDIX B


                          CERTIFICATE OF INCORPORATION
                                       OF
                                    THQ INC.

         FIRST: The name of the Corporation is THQ Inc.

         SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at that address is The Corporation Trust Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act of activity for which corporations may be organized under the General Corporation Law of Delaware ("DGCL"). The Corporation shall have perpetual existence.

         FOURTH: The name and mailing address of the incorporator are Lisa A. Fontenot, Sidley & Austin, 555 West Fifth Street, Suite 4000, Los Angeles, California 90013.

         FIFTH: The Corporation is authorized to issue two classes of capital stock, designated Common Stock and Preferred Stock. The amount of total authorized capital stock of the Corporation is 55,000,000 shares, divided into 50,000,000 shares of Common Stock, no par value per share, and 5,000 shares of Preferred Stock, par value $0.01 per share.

         The Preferred Stock may be issued in one or more series. The Board of Directors is hereby authorized to issue the shares of Preferred Stock in such series and to fix from time to time before issuance the number of shares to be included in any series and the designation, relative powers, preferences and rights and qualifications, limitations or restrictions of all shares of such series. The authority of the Board of Directors with respect to each series shall include, without limiting the generality of the foregoing, the determination of any or all of the following:

         (a) the number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series;

         (b) the voting powers, if any, and whether such voting powers are full or limited, of any such series;

         (c) the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid;

         (d) whether dividends, if any, shall be cumulative or noncumulative, the dividend rate, of method of determining the dividend rate, of such series, and the dates and preferences of dividends on such series;

         (e) the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

         (f) the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Corporation or any other corporation, and the price or prices or the rates of exchange applicable thereto;

         (g) the right, if any, to subscribe for or to purchase any securities of the Corporation or any other corporation;

         (h) the provisions, if any, of a sinking fund applicable to such series;

         (i) the right, if any, to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation; and

         (j) any other relative, participating, optional or other special powers, preferences, rights, qualifications, limitations or restrictions thereof;

all as shall be determined from time to time by the Board of Directors and shall be stated in a resolution or resolutions providing for the issuance of such Preferred Stock (a "Preferred Stock Designation").

         The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote, with all such holders voting as a single class.

         SIXTH:

         A. Each holder of Common Stock of the Corporation entitled to vote shall have one vote for each share thereof held.

         B. Except as may be provided by the Board of Directors in a Preferred Stock Designation or By-law, the holders of Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote or consent.

         C. The Corporation shall be entitled to treat the person in whose name any share of its capital stock is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

         D. No vote at any meeting of stockholders need be by written ballot unless the Board of Directors, in its discretion, or the officer of the Corporation presiding at the meeting, in his discretion, specifically directs the use of a written ballot.

         E. Subject to any rights granted in a Preferred Stock Designation to any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation at an annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of all of outstanding stock.

         SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the Corporation, subject to any specific limitation on such power contained in any By-laws adopted by the stockholders. Elections of directors need not be by written ballot unless the By-laws of the Corporation so provide.

         EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this Article Eighth by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         NINTH:

         A. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or of

T.HQ, Inc., a New York corporation ("T.HQ New York"), or is or was serving at the request of the Corporation or T.HQ New York as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (including service with respect to employee benefit plans), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Paragraph B of this Article VII, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) which is initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Article VII shall be a contract right and shall include the right to have paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, to the extent the DGCL so requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VII or otherwise. The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

         B. Right of Claimant to Bring Suit. If a claim under Paragraph A of this Article VII is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to have paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board of Directors, independent legal counsel or the stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, or an actual determination by the Corporation (including the Board of Directors, independent legal counsel or the stockholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         C. Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article VII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, By-Law, agreement, vote of stockholders or directors or otherwise.

         TENTH: The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

         ELEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

         TWELFTH: Meeting of stockholders may be held within or without the State of Delaware, as the By-laws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision contained in applicable law) outside the State of Delaware at such place as may be designated from time to time by the Board of Directors or the By-laws of the Corporation.

         THE UNDERSIGNED, being the incorporator named above, has executed this Certificate on June __, 1997.


                                          ________________________________
                                          Lisa A. Fontenot

                                   APPENDIX C


                                    THQ INC.

                             1997 STOCK OPTION PLAN


                                 I. INTRODUCTION

         1.1 Purposes. The purposes of the 1997 Stock Option Plan (this "Plan") of THQ Inc. (the "Company"), and its subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries") are (i) to align the interests of the Company's stockholders and the recipients of options under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other employees, consultants, advisors and well-qualified persons who are not officers or employees of the Company for service as directors of the Company, and (iii) to motivate such persons to act in the long-term best interests of the Company's stockholders. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

         1.2 Administration. This Plan shall be administered either by the Board of Directors of the Company (the "Board") or by a stock option committee (the "Committee") designated by the Board consisting of two or more members of the Board each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (if the Board wishes to qualify under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") an "outside director" within the meaning of Section 162(m) of the Code. As used herein, the term "Committee" shall mean the Board if no such committee is designated, and shall mean such stock option committee during such times as it is so designated.

         The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and shall determine the number of shares of Common Stock subject to each option granted hereunder, the exercise price of such option, the time and conditions of exercise of such option and all other terms and conditions of such option, including, without limitation, the form of the written option agreement between the Company and the optionee that evidences each option and sets forth the terms and conditions of such option (the "Agreement"). The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish such rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an option, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed under Section 162(m) of the Code and regulations promulgated thereunder in the case of an option intended to be qualified performance-based compensation, take action such that any or all outstanding options shall become exercisable in part or in full.

         The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an option grant to such an officer or other person.

         No member of the Board of Directors or the Committee, and neither the Chief Executive Officer nor other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time.

         A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

         1.3 Eligibility. Participants in this Plan shall consist of such officers, other employees, consultants and advisors of the Company and its Subsidiaries from time to time as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-employee directors of the Company shall be eligible to participate in this Plan in accordance with Section III.

         1.4 Shares Available. Subject to adjustment as provided in Section 4.7, 650,000 shares of the common stock, no par value per share, of the Company ("Common Stock"), shall be available for grants of options under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options. To the extent that shares of Common Stock subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option, then such shares of Common Stock shall again be available under this Plan.

         Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.


                                II. STOCK OPTIONS

         2.1 Grants of Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an incentive stock option, shall be a non-qualified stock option. An incentive stock option shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an incentive stock option. Each incentive stock option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as incentive stock options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any Subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute non-qualified stock options. "Fair Market Value" shall mean the closing transaction price of a share of Common Stock as reported in the NASDAQ National Market System, or other exchange where the Common Stock is listed, on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which transactions were reported; provided that if Fair Market Value for any date cannot be determined as above provided, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

         2.2 Terms of Stock Options. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

         (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an incentive stock option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an incentive stock option.

         (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no incentive stock option shall be exercised later than ten years after its date of grant; provided further, that if an incentive stock option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish performance measures or other criteria which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock. Notwithstanding Section 2.3 hereof or the provisions of any Agreement, the Committee may in its sole and absolute discretion extend the time for the exercise of any option.

         (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and in each case for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, or (D) a combination of (A), (B) and (C), in each case to the extent not prohibited by the Agreement relating to the option and (ii) by executing such documents as the Company may reasonably request; provided, however, that notwithstanding the foregoing or anything in the Agreement relating to such option to the contrary, the Company shall have sole discretion to disapprove of an election pursuant to clauses (B)-(D). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company's satisfaction).

         2.3  Termination of Employment.

         (a) Total Disability. Unless otherwise specified in the Agreement relating to an option, if an optionee's employment with the Company terminates by reason of Total Disability, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment, and (ii) the expiration date of the term of such option. For purposes of this Plan, "Total Disability" shall, with respect to any optionee who at such time is employed by the Company, mean the permanent and total disability of such optionee as described in such optionee's written employment agreement; and otherwise shall mean the inability of such optionee substantially to perform such optionee's duties and responsibilities for a continuous period of six months.

         (b) Death. Unless otherwise specified in the Agreement relating to an option, if an optionee's employment with the Company terminates by reason of death, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

         (c) Termination for Cause. Unless otherwise specified in the Agreement relating to an option, if the employment of the holder of such option is terminated by the Company for Cause, such option shall terminate automatically on the date of such termination. For purposes of this Plan, "Cause" shall, with respect to any optionee who at such time has a written employment agreement with the Company, have the meaning ascribed thereto in such agreement and (i) shall also include an optionee's termination of his employment for any reason, but
(ii) shall not include termination by reason of an optionee's Total Disability notwithstanding any language to the contrary in such employment agreement; and otherwise shall mean the willful and continued failure to substantially perform the duties with the Company (other than a failure resulting from the optionee's Total Disability), the willful engaging in conduct which is demonstrably injurious to the Company or any Subsidiary, monetarily or otherwise, including conduct that, in the reasonable judgment of the Company, does not conform to the standard of the Company's executives, any act of dishonesty, commission of a felony or a significant violation of any statutory or common law duty of loyalty to the Company, or such optionee's termination of his employment for any reason.

         (d) Other Termination. Unless otherwise specified in the Agreement relating to an option, if an optionee's employment with the Company is terminated by the Company for any reason other than Total Disability, death or for Cause, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment, and (ii) the expiration date of the term of such option.

         (e)  Death Following Termination of Employment. Subject to paragraph
(f) below and unless otherwise specified in the Agreement relating to an option, if an optionee dies during the period set forth in Section 2.3(a) following termination of employment by reason of Total Disability, or if an optionee dies during the period set forth in Section 2.3(d) following termination of employment for any other reason other than Total Disability, death or for Cause, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

         (f) Termination of Employment - Incentive Stock Options. Unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an incentive stock option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the Code), each incentive stock option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment by reason of Permanent and Total Disability, and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment by reason of Permanent and Total Disability and (ii) the expiration date of the term of such option.

         Unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an incentive stock option terminates by reason of death, each incentive stock option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

         If the employment with the Company of a holder of an incentive stock option terminates for any reason other than Permanent and Total Disability or death or for Cause, each incentive stock option held by such optionee shall become fully exercisable, and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option.

         If the holder of an incentive stock option dies during the period set forth in the first paragraph of this Section 2.3(f) following termination of employment by reason of Permanent and Total Disability (or such other period as set forth in the Agreement relating to such option), or if the holder of an incentive stock option dies during the period set forth in the third paragraph of this Section 2.3(f) following termination of employment for any reason other than Permanent and Total Disability or death, each incentive stock option held by such optionee shall be exercisable only to the extent such option is exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

               III. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

              3.1 Eligibility. Each member of the Board of Directors of the Company who is not an employee, either full-time or part-time, of the Company or any Subsidiary (a "non-employee director") shall be granted options to purchase shares of Common Stock in accordance with this Section III. All options granted under this Section III shall constitute non-qualified stock options.

              3.2 Grants of Stock Options. Each non-employee director shall be granted non- qualified stock options as follows:

         (a) Time of Grant. Commencing on July 1, 1997 (or, if later, on the date on which a person is first elected or begins to serve as a non-employee director other than by reason of termination of employment with the Company or any Subsidiary), and, on each January 1st, April 1st, July 1st and October 1st thereafter, each person who is a non-employee director on such date shall be granted an option to purchase 2,500 shares of Common Stock (which amount shall be pro-rated if such person is first elected or begins to serve as a non-employee director on a date other than the dates set forth above) at a purchase price per share equal to the Fair Market Value of the Common Stock on the date of grant of such option.

         (b)  Option Period and Exercisability. Each option granted under this
Article III shall be fully exercisable on and after its date of grant. Each option granted under this Article III shall expire five years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Article III shall be exercisable in accordance with Section 3.2(c).

         (c)  Termination of Directorship.

              (i) Total Disability. Unless otherwise specified in the Agreement relating to an option, if an optionee's directorship with the Company terminates by reason of Total Disability, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of directorship and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of directorship and (ii) the expiration date of the term of such option. For purposes of this Plan, "Total Disability" of a non-employee director shall mean the inability of such optionee substantially to perform such optionee's duties and responsibilities as a director for a continuous period of six months.

              (ii) Death. Unless otherwise specified in the Agreement relating to an option, if an optionee's directorship with the Company terminates by reason of death, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

              (iii) Termination for Cause. Unless otherwise specified in the Agreement relating to an option, if the holder of such option is removed from the Board of Directors for Cause, such option shall terminate automatically on the date of such termination.

              (iv) Other Termination. Unless otherwise specified in the Agreement relating to an option, if an optionee's directorship with the Company is terminated by the Company for any reason other than Total Disability, death or for Cause, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of directorship and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of directorship and (ii) the expiration date of the term of such option.

              (v) Death Following Termination. Unless otherwise specified in the Agreement relating to an option, if an optionee dies during the period set forth in Section 3.2(c)(i) following termination of directorship by reason of Total Disability, or if an optionee dies during the period set forth in Section 3.2(c)(iv) following termination of directorship for any other reason other than Total Disability, for Cause or death, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.


                                   IV. GENERAL

              4.1 Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 1997 annual meeting of the stockholders, shall become effective as of March 28, 1997, the date of approval of this Plan by the stockholders. No option may be exercised prior to the date of such stockholder approval. This Plan shall terminate ten years after its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any option granted prior to termination.

              4.2 Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 4.7), or (b) extend the term of this Plan; and, provided, further, that this Plan shall not be amended in a manner which fails to comply with Rule 16b-3(c)(2)(ii)(B) under Section 16 of the Exchange Act. No amendment may impair the rights of a holder of an outstanding option without the consent of such holder or effect any change inconsistent with Section 422 of the Code; provided further, that the number of shares of Common Stock subject to an option granted to non-employee directors pursuant to Article III, the purchase price therefor, the date of grant of any such option, the termination provisions relating thereto, and the category of persons eligible to be granted such options shall not be amended more than once every six months, other than to comply with changes in the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder.

              4.3 Agreement. No option shall be valid until an Agreement is executed by the Company and the optionee and, upon execution by the Company and the optionee and delivery of the Agreement to the Company, such option shall be effective as of the effective date set forth in the Agreement.

         4.4 Non-Transferability. No option hereunder shall be transferable other than (i) by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise permitted under Rule 16b-3 under the Exchange Act as set forth in the Agreement relating to such option. Except to the extent permitted by the foregoing sentence, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no option hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option hereunder, such option and all rights thereunder shall immediately become null and void.

         4.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the optionee of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with an option hereunder. Unless otherwise provided in an Agreement relating to an option, the optionee may elect that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the option (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the optionee satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and in each case for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, or (D) any combination of (A), (B) and (C), in each case to the extent not prohibited by the Agreement relating to the option. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the optionee; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D) and that in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying any such obligation be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the optionee.

         4.6 Restrictions on Shares. Each option hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any option hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         4.7 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final and binding. If any adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an option under this Plan, the Company shall pay the optionee, in connection with the first exercise of the option in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value on the exercise date over (y) the exercise price of the option.

         4.8  Effect of Certain Transactions.

         (a) In the event that the Company enters into an agreement (a) to dispose of all or substantially all of its assets, in contemplation of the distribution of the net proceeds of such sale to the Company's shareholders, or
(b) to consummate a merger or consolidation in which the Company is not the surviving or resulting corporation (such distribution, merger, consolidation or sale being hereinafter referred to as a "Transaction"), then (unless otherwise specified in the Agreement relating to an option), the Committee shall provide, at its election made in its sole and absolute discretion, for one or more of the following: (i) for each outstanding option, whether or not then exercisable, to be replaced with a comparable option to purchase shares of capital stock of a successor or purchasing corporation or parent thereof, or (ii) for each outstanding option, whether or not then exercisable, to be assumed by a successor or purchasing corporation or parent thereof (and, in the event of such assumption, each outstanding option shall continue to be exercisable, on the terms and subject to the conditions set forth in, and in cumulative amounts at the times provided in, the Agreement relating to such option but shall, from and after the consummation of such Transaction, be exercisable for the capital stock, cash and/or other property received by the common stockholders of the Company in such Transaction in an amount equal to what the holder of such option would have received had he exercised such option immediately prior to the consummation of such Transaction), or (iii) for each outstanding option, whether or not then exercisable, to become exercisable during such period prior to the scheduled consummation of such Transaction as may be specified by the Committee; provided, however, that such elections of the Committee shall apply identically, by their terms, to all holders of options granted under this Plan (unless otherwise required by an Agreement). In the event the Committee elects to cause the options not then otherwise exercisable to become exercisable prior to such Transaction (an "Accelerated Option"), any exercise of an Accelerated Option shall be conditioned upon, and shall be effective only concurrently with, the consummation of such Transaction; and if such Transaction is not consummated, the exercise of such Accelerated Options shall be of no further force or effect (and an optionee may elect, with respect to the exercise during such period of an option that was otherwise exercisable, to so condition such exercise upon the consummation of the Transaction). All options not exercised prior to the consummation of such Transaction (and which are not being assumed by a successor or purchasing corporation or parent thereof) shall terminate and be of no further force or effect as of the consummation of such Transaction.

         (b) With respect to any optionee who is subject to Section 16 of the Exchange Act, (i) notwithstanding the exercise periods set forth in Section 2.3 and 3.2(c), or as set forth pursuant to such Section in any Agreement to which such optionee is a party, and (ii) notwithstanding the expiration date of the term of such option, in the event the Company is involved in a business combination that is intended to be treated as a pooling of interests for financial accounting purposes (a "Pooling Transaction") or pursuant to which such optionee receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Company, then each option (or option in substitution thereof) held by such optionee shall be exercisable to the extent set forth in the Agreement evidencing such option until and including the latest of (x) the date set forth pursuant to the then applicable paragraph of

Section 2.3, 3.2(c) or the expiration date of the term of the option, as the case may be, (y) the date which is six months and one day after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such optionee may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests.

         4.9 No Right of Participation or Employment. No person shall have any right to participate in this Plan. Neither this Plan nor any option granted hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

         4.10 Rights as Stockholder. No person shall have any rights as a stockholder of the Company with respect to any shares of Common Stock which are subject to an option hereunder until such person becomes a stockholder of record with respect to such shares of Common Stock.

         4.11 Designation of Beneficiary. If permitted by the Company, an optionee may file with the Committee a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the optionee's death. To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option.

         Each beneficiary designation shall become effective only when filed in writing with the Committee during the optionee's lifetime on a form prescribed by the Committee. The spouse of a married optionee domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

         If an optionee fails to designate a beneficiary, or if all designated beneficiaries of an optionee predecease the optionee, then each outstanding option hereunder held by such optionee, to the extent exercisable, may be exercised by such optionee's executor, administrator, legal representative or similar person.

         4.12 Governing Law. This Plan, each option hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

         4.13 Foreign Employees. Without amending this Plan, the Committee may grant options to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

                                   APPENDIX D

                                   T-HQ, Inc.
                          5016 North Parkway Calabasas
                           Calabasas, California 91302

                       1997 ANNUAL MEETING OF SHAREHOLDERS

     THIS PROXY IS SOLICITED ON BEHALF OF THE T-HQ, INC. BOARD OF DIRECTORS

         The undersigned hereby appoints and constitutes Brian J. Farrell and Deborah A. Lake, and each of them the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote with all the shares of Common Stock of T-HQ, Inc. ("the Company"), standing in the name of the undersigned at the close of business on May 8, 1997, at the Annual Meeting of Shareholders of the Company to be held at the Warner Center Hilton, 6360 Canoga Avenue, Woodland Hills, California, on June 24, 1997, at 9:00 a.m., Los Angeles time and any postponement or adjournment thereof, with all the powers the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows:

                  (Continued and to be signed on reverse side)



1. ELECTION OF DIRECTORS: To elect each of the following nominees as directors of the Company to serve until the next annual meeting and until their successors are elected and qualify (the "Election of Directors"):

        Brian J. Farrell     INSTRUCTION:  To withhold authority to vote for any
        Lawrence Burstein                  nominee(s), write that nominee's name
        L. Michael Haller                  in the space provided:
        Bruce Jagid
        Jeffrey C. Lapin
        James L. Whims       ___________________________________________________

              / /  FOR all of the nominees     / /  ABSTAIN


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS.

2. REINCORPORATION PROPOSAL: To approve the "Reincorporation Proposal" pursuant to which, among other things, the Company will change its state of incorporation from New York to Delaware.

                 / /  FOR       / /  AGAINST      / /  ABSTAIN

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE REINCORPORATION PROPOSAL.

3.   STOCK OPTION PLAN PROPOSAL: To approve the Company's 1997 Stock Option
     Plan.

                 / /  FOR       / /  AGAINST      / /  ABSTAIN

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE STOCK OPTION PLAN PROPOSAL.


4. For the proxies, in their discretion, to vote upon such other matters as may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees listed above under Election of Directors, FOR the Reincorporation Proposal and FOR the Stock Option Plan Proposal.

     Please sign exactly as the name(s) appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the authorized officer. If a partnership, please sign in partnership name by authorized person.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND THE PROXY STATEMENT.

________________________  Dated: _______, 1997  _________________________  Dated: ________, 1997
Signature of Shareholder                        Signature if held jointly




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